Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-12834 and 02-41729 through 02-41957*
Chapter 11

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(Name of Debtors)

Monthly Operating Report for
the period ended December 31, 2002 **

Debtors’ Address:
One North Main Street
Coudersport, PA 16915

Willkie Farr & Gallagher
(Debtors’ Attorneys)

Monthly Operating Loss: $25,910
($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date: January 23, 2003

By: /s/CHRISTOPHER T. DUNSTAN
Christopher T. Dunstan
Executive Vice President, Treasurer
and Chief Financial Officer

Indicate if this is an amended statement by checking here

AMENDED STATEMENT_____

* Refer to Schedule VI for a listing of Debtors by Case Number

**All amounts herein are preliminary and subject to revision. The Debtors reserve all rights to revise this report.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED BALANCE SHEET
(Dollars in thousands, except per share amounts)

December 31, 2002
ASSETS:
Property, plant and equipment - net	$7,162,362
Intangible assets - net	15,453,864
Cash and cash equivalents	415,598
Restricted cash	42,190
Investments	24,578
Subscriber receivables - net	219,859
Prepaid expenses and other assets - net	533,344
Intercompany receivables	27,279,353
Related party receivables	1,808,761

Total assets	$52,939,909

LIABILITIES, CONVERTIBLE PREFERRED STOCK, COMMON STOCK
AND OTHER STOCKHOLDERS' EQUITY:
Parent and subsidiary debt	$201,343
Accounts payable	200,946
Subscriber advance payments and deposits	87,101
Accrued interest and other liabilities	327,632
Intercompany payables	239,495
Related party payables	47
Deferred income taxes	2,004,599

3,061,163

Liabilities subject to compromise:
Parent and subsidiary debt	13,506,442
Parent and subsidiary debt under co-borrowing credit facilities	2,846,156

16,352,598
Accounts payable	1,100,745
Accrued interest and other liabilities	405,728
Intercompany payables	27,037,879
Related party payables	1,362,240

Total liabilities subject to compromise	46,259,190

Total liabilities	49,320,353

Minority interests	562,090

Cumulative redeemable exchangeable preferred stock	148,794

Convertible preferred stock, common stock and other stockholders' equity:
Convertible preferred stock	397
Class A and Class B common stock, $.01 par value, 1,500,000,000 shared authorized,
254,842,461 shares issued and outstanding	2,548
Additional paid-in capital	9,460,346
Accumulated other comprehensive loss	(7,023)
Accumulated deficit	(3,552,039)
Treasury stock, at cost	(149,401)

5,754,828
Reduction in stockholders' equity from amounts under co-borrowing credit facilities	(2,846,156)

Total convertible preferred stock, common stock and other stockholders' equity	2,908,672

Total liabilities and stockholders' equity	$52,939,909

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)

	For the Month Ended December 31, 2002	For the Six Months Ended December 31, 2002
Revenues	$286,645	$1,671,950
Cost and expenses:
Direct operating and programming	140,602	706,022
Selling, general and administrative	66,155	365,481
Depreciation and amortization	80,809	445,692
Impairment of long-lived and other assets	--	72,134
Non-recurring professional fees	4,387	31,017
Estimated provision for accounting changes	8,500	51,000

Operating (loss) income before reorganization expenses
due to bankruptcy	(13,808)	604
Reorganization expenses due to bankruptcy	12,102	39,233

Operating loss	(25,910)	(38,629)

Other (expense) income:
Interest expense	(32,817)	(208,162)
Minority interest in income (losses) of subsidiaries	143	(1,233)
Other-than-temporary impairment of investment and other assets	(1,697)	(145,088)
Loss on sale of assets	--	(1,551)
Other	--	91

Total	(34,371)	(355,943)

Net loss applicable to common stockholders	$(60,281)	$(394,572)

Net loss per weighted average share - basic and diluted	$(0.24)	$(1.57)

Weighted average shares outstanding (in thousands) -
basic and diluted	251,031	251,031

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	For the Month Ended December 31, 2002	For the Six Months Ended December 31, 2002
Cash flows from operating activities:
Net loss	$(60,281)	$(394,572)
Adjustments to reconcile net loss to net cash
provided by operating activities:
Depreciation and amortization	80,809	445,692
Impairment of long-lived and other assets	--	72,134
Other-than-temporary impairment of investments
and other assets	1,697	145,088
Minority interest in income of subsidiaries	(143)	1,233
Loss on sale of assets	--	1,551
Reorganization expenses due to bankruptcy	12,102	39,233
Non-recurring professional fees, net of amounts paid	(41)	11,920
Change in assets and liabilities:
Subscriber receivables - net	(13,061)	(9,521)
Prepaid expenses and other assets - net	(8,818)	(39,170)
Accounts payable	66,352	216,425
Subscriber advance payments and deposits	6,377	9,263
Accrued interest and other liabilities	12,806	35,802
Intercompany receivables and payables - net	24,357	11,173

Net cash provided by operating activities before
reorganization expenses	122,156	546,251
Reorganization expenses paid during the period	(7,061)	(18,695)

Net cash provided by operating activities	115,095	527,556

Cash flows from investing activities:
Acquisitions	(5)	(137)
Expenditures for property, plant and equipment	(58,652)	(338,069)
Investments in other joint ventures	(1,097)	(749)
Related party receivables and payables - net	(22,589)	(16,336)

Net cash used for investing activities	(82,343)	(355,291)

Cash flows from financing activities:
Proceeds from debt	--	200,000
Payment of debt	(1,627)	(10,700)
Payment of debtor in possession bank financing costs	--	(47,544)

Net cash (used for) provided by financing activities	(1,627)	141,756

Increase in cash and cash equivalents	31,125	314,021
Cash and cash equivalents, beginning of period	426,663	143,767

Cash and cash equivalents, end of period	$457,788	$457,788

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

1. Organization, Business and Proceedings under Chapter 11

        Adelphia Communications Corporation and subsidiaries (“Adelphia” or the “Company”) owns, operates and manages cable television systems and other related telecommunications businesses. Adelphia’s operations consist primarily of selling video programming, which is distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables. These services are offered in the respective franchise areas under the name Adelphia. Cable systems owned by Adelphia (the “Company Systems”) are located in 29 states and Puerto Rico, and are organized primarily into six strategic clusters: Los Angeles, PONY (Western Pennsylvania, Ohio and Western New York), New England, Florida, Virginia and Colorado Springs. The Company’s Systems are located primarily in suburban areas of large and medium-sized cities within the 50 largest television markets.

        Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, its majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by Adelphia are included with the exception of those subsidiaries/entities who did not file voluntary petitions under Chapter 11 (“Chapter 11”) of the U.S. Bankruptcy Code. The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by the John J. Rigas family (the “Rigas family”). The Non-filing entities as of December 31, 2002 are Palm Beach Group Cable, Inc. and Palm Beach Group Cable Joint Venture and Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Mary’s Television, Inc., STV Communications and Main Security Surveillance, Inc. (“Non-filing entities”). On September 30, 2002, Century-ML Cable Venture (“CMLCV”), a subsidiary of the Company, filed a voluntary petition to reorganize under Chapter 11 (see Note 18) and has been excluded from the materiality impact of Non-filing entities below. For the Materiality Impact of Non-filing entities below, operating income excludes the impairment of long-lived and other assets, the estimated provision for accounting changes, non-recurring professional fees, and reorganization expenses due to the Chapter 11 filing of the Company.

Materiality Impact of Non-filing entities as of and for the Month Ended December 31, 2002
	Unaudited Consolidated Financial Statements	Non-filing entities	Percent of Non-filing entities to the Unaudited Consolidated Financial Statements
Balance Sheet:
Total Assets	$52,939,909	$95,518	0.18%
Total Liabilities	49,320,353	73,048	0.15%
Convertible preferred stock, common
stock and other stockholders' equity	2,908,672	22,470	0.77%
Total Liabilities & Equity	$52,939,909	$95,518	0.18%
Statement of Operations:
Revenues	$286,645	$8,608	3.00%
Operating (Loss) Income	$(921)	$1,253	(136.0	5%)

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        Adelphia Business Solutions, Inc. and subsidiaries (“Adelphia Business Solutions”) was a consolidated subsidiary of Adelphia as of December 31, 2001. Adelphia Business Solutions owns, operates and manages entities which provide competitive local exchange carrier (“CLEC”) telecommunications services under the name Adelphia Business Solutions. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of Adelphia Business Solutions owned by Adelphia to holders of the Adelphia’s Class A and Class B common stock (the “Spin-off”). As a result of the Spin-off, the Rigas family holds a majority of the total voting power of Adelphia Business Solutions common stock. The distribution of Adelphia Business Solutions common stock was recorded on the date of the Spin-off. Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of Adelphia Business Solutions as of December 31, 2002 and for the period from July 1, 2002 through December 31, 2002.

Bankruptcy Proceedings

        On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (including Century Communications Corporation (“Century”) which filed on June 10, 2002) (all filing entities herein known as the “Debtors”) except for the Non-filing entities and CMLCV which filed on September 30, 2002 (see Note 18) filed voluntary petitions to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors are operating their business as debtors-in-possession. On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed a statutory committee of unsecured creditors (the “Creditors’ Committee”). In addition, on July 31, 2002 the U.S. Trustee appointed a statutory committee of equity holders (the “Equity Committee” and collectively with the Creditors’ Committee, the “Committees”). The Committees have the right to, among other things, review and object to certain business transactions and may participate in the formulation of the Company’s long-term business plan and plan of reorganization. On October 4, 2002, Adelphia filed a motion seeking an extension of the exclusive period within which to file a plan of reorganization and solicit acceptances thereof (the “Motion”). The Motion was heard on October 25, 2002 and the Company was granted the extension through February 21, 2003 and April 21, 2003, respectively.

Basis of Presentation

        Until a plan of reorganization is confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared using guidance prescribed by the American Institute of Certified Public Accountants’ (“AICPA”) Statement of Position 90-7 “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) and generally accepted accounting principles in the United States of America (“GAAP”). These unaudited consolidated financial statements are not intended to present fairly the financial position of the Company as of December 31, 2002, or the results of its operations or its cash flows for the one and six month periods ended December 31, 2002 in conformity with GAAP because the unaudited consolidated financial statements exclude the financial position and results of operations of the Non-filing entities and CMLCV.  Furthermore, certain disclosures normally included in consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. The accompanying unaudited consolidated financial statements of the Company have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern.

        SOP 90-7 requires (i) that pre-petition liabilities that are subject to compromise be segregated in the Company’s consolidated balance sheet as liabilities subject to compromise and (ii) that revenues, expenses, realized gains and losses, and provisions for losses resulting directly from the reorganization due to the Company’s bankruptcy be reported separately as reorganization expenses in the consolidated statement of operations. See Note 5 to these unaudited consolidated financial statements for further discussion. As a result of the reorganization proceedings under Chapter 11, the Company may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        As a result of the Company’s recurring losses, the Chapter 11 filing and circumstances relating to these events, including the Company’s debt structure, actions taken by prior management and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty. In order to provide liquidity through June 2004, the Company entered into an Amended and Restated Credit and Guaranty Agreement, as amended, dated as of August 26, 2002, with a group of lenders led by JP Morgan Securities, Inc. and Salomon Smith Barney, Inc. as Co-Lead Arrangers, for a Debtor-in-Possession Credit Facility (the “DIP Facility” or “DIP Lenders”). See Note 2 to these unaudited consolidated financial statements for further discussion. The Company believes that cash flows from operations, along with the financing provided through the DIP Facility, should allow the Company to continue as a going concern; however, there can be no assurance of this. The Company’s ability to continue as a going concern is also dependent upon its ability to maintain compliance with covenants under the DIP Facility and the ability to generate sufficient cash flow from operations and financing sources to meet its obligations as they become due. In the event a Chapter 11 plan of reorganization is confirmed by the Bankruptcy Court and becomes effective, continuation of the Company’s business thereafter will be dependent on the Company’s ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings. Furthermore, the effect on the Company’s business from the terms and conditions of such a plan of reorganization cannot be determined at this time and, therefore, also raises substantial doubt regarding the Company’s ability to continue as a going concern.

        The accompanying unaudited consolidated financial statements have been derived from the books and records of the Debtors. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures (such as tests for asset impairment), the Debtors believe that the financial information will be subject to changes, and these changes could be material. The Company’s intangible assets are comprised primarily of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems. In accordance with Statement of Financial Accounting Standards (“SFAS”) No. 142, “Goodwill and Other Intangible Assets”, the Company has discontinued amortizing its purchased franchises and goodwill as of January 1, 2002. SFAS No. 142 requires testing for impairment annually of goodwill and indefinite-lived intangible assets, or more frequently as warranted by events or changes in circumstances. At this time, the Company has not completed its impairment test of purchased franchises and goodwill. Any such adjustment, as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company’s financial statements. Additionally, the Company has not completed its adoption of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed. Once the Company has completed its adoption of SFAS No. 144, an adjustment to the financial statements may be required and this adjustment may be material to the financial statements. Furthermore, the Debtors disclosed in its Current Report on Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by prior management was unreliable. As such, the books and records of the Debtors from which the accompanying unaudited consolidated financial statements are derived may not accurately reflect the financial condition, results of operations and cash flows of the Debtors.

        The Debtors are reviewing the books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements. These accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein.

        The operating results for the periods presented herein may not be indicative of the operating results for the full year or any future interim period.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation. GAAP would require that these intercompany balances be eliminated in the consolidation. See Note 8 to these unaudited consolidated financial statements for further discussion.

        As previously stated, certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all disclosures considered necessary for an informative presentation have been included herein. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2000. As further discussed in Dismissal of Former Independent Public Accountants below, PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent accountants, have not completed its audit as of and for the year ended December 31, 2001 or its re-audits as of and for the years ended December 31, 1999 and 2000.

Dismissal of Former Independent Public Accountants

        As disclosed in its Current Report on Form 8-K filed on June 14, 2002 as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP (“Deloitte”), its former independent public accountants.

        As a result of actions taken by the former management of the Company, the Company has not yet completed its financial statements as of and for the year ended December 31, 2001 or received its independent auditor’s report thereon or filed with the Securities and Exchange Commission (“SEC”) its Annual Report on Form 10-K as of and for the year ended December 31, 2001. Furthermore, the Company has not timely filed its Quarterly Report on Form 10-Q for the quarters ended March 31, 2002, June 30, 2002 and September 30, 2002 and does not anticipate timely filing its Annual Report on Form 10-K as of and for the year ended December 31, 2002. As of the date Deloitte was dismissed as the Company’s independent public accountants, Deloitte had not completed its audit nor issued its independent auditors’ report with respect to the Company’s financial statements as of and for the year ended December 31, 2001. As disclosed in a press release attached to its Current Report on Form 8-K filed on June 21, 2002, the Company announced that it had been advised by Deloitte, that based on current management’s decision to restate the financial statements, Deloitte withdrew certifications of financial statements of the Company and its subsidiaries that Deloitte had issued since March 2001. The Company expects to restate its financial statements for years ended December 31, 1999 and 2000 and its interim financial statements for 2001 and possibly other periods. Current management took control of the Company in May 2002 and, on June 13, 2002, retained PwC as independent accountants. The Company’s Board of Directors and the Audit Committee of the Board of Directors approved the decision to change independent accountants. At this time, PwC has not completed the audits for the years ended December 31, 1999, 2000 and 2001. See Note 3 to these unaudited consolidated financial statements for further information.

        On November 6, 2002, the Company filed a lawsuit against Deloitte charging them with, among other charges, professional negligence, breach of contract, fraud and wrongful conduct. The Company is seeking compensation for all injury from Deloitte’s conduct, as well as punitive damages. Deloitte has filed preliminary objections to the complaint.

2. Debt and Other Obligations

        Due to the commencement of the Chapter 11 filings and the Company’s failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations. Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations. All of the pre-petition obligations are classified as liabilities subject to compromise as of December 31, 2002. See Note 4 to these unaudited consolidated financial statements for further information.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

DIP Facility

        In connection with the Chapter 11 filings, the Company entered into a $1,500,000 DIP Facility led by J.P. Morgan Securities, Inc. and Salomon Smith Barney, Inc. as Co-Lead Arrangers. The DIP Facility was approved by the Bankruptcy Court on August 23, 2002.  The DIP Facility expires on the earlier of June 25, 2004 or upon the occurrence of certain other events, including the effective date of a reorganization plan of any loan party that is confirmed pursuant to an order of the Bankruptcy Court (“Termination Event”).  The debtor-in-possession commitment that Adelphia received can be used for general corporate purposes and investments, as defined in the agreement. The DIP Facility is secured with a first priority lien on all its unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens.  The DIP Facility is comprised of a $1,300,000 revolving credit facility (“Tranche A Loans”) and a $200,000 loan (“Tranche B Loan”). Loans under the DIP Facility bear interest at the Alternative Base Rate (greatest of the Prime Rate, the base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 2.5% or LIBOR plus 3.5%.  On September 3, 2002, the Company closed on the DIP Facility and, as part of the closing, the proceeds from the Tranche B Loan in the amount of $200,000 were funded by the DIP Facility Lenders and transferred into credit-linked investment accounts maintained at JPMorgan Chase Bank. The Company pays interest on the Tranche B Loan proceeds, net of interest income, as defined. Based on a review of the DIP Facility’s terms and conditions, current management determined that the proceeds from the Tranche B Loan should be recorded on the unaudited consolidated balance sheet as of September 30, 2002 as cash and cash equivalents and parent and subsidiary debt. Furthermore, as of December 31, 2002, the Company issued letters of credit totaling $36,444 against the Tranche B Loan proceeds.

        The terms of the DIP Facility contain certain restrictive covenants which include limitations on the incurrence of additional guarantees, liens and indebtedness, limitations on the sale of assets, and the funding of capital expenditures.  The DIP Facility will also require that the Company meet certain financial covenants, which are to be determined, except as noted below.  In accordance with the terms of the DIP Facility, the Company is required to submit a long-term budget by February 14, 2003 and set certain financial covenants in consultation with the DIP Lenders no later than February 28, 2003. The DIP Facility currently limits the Company’s capital spending to $330,000 during the period from December 1, 2002 to February 28, 2003. The Company is currently seeking a waiver from the DIP Facility Lenders for certain existing covenant defaults, and is also seeking an extension of the February 14, 2003 deadline for finalizing its long-term budget. With the exception of the above disclosed defaults, the Company believes it is materially in compliance with all other requirements referred to in the DIP Facility.

        As of December 31, 2002, the Company has $300,000 availability under the DIP Facility. The remaining $1,000,000 of availability is subject to satisfaction by the Company of certain conditions.

Co-Borrowing Credit Facilities

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, various subsidiaries of the Company have entered into co-borrowing credit facilities with certain entities owned by the Rigas family. Historically, the Company’s financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas family. Therefore, the entire co-borrowing credit facilities were not reflected as indebtedness on the Company’s historical financial statements.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        As discussed in Note 1, at this time, PwC has not completed its audits of the Company’s financial statements as of and for the year ended December 31, 2001 and the Company expects to restate its financial statements as of and for the years ended December 31, 1999 and 2000 and its interim financial statements for 2001 and possibly other periods. As disclosed in its Current Report on Form 8-K filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced on May 24, 2002 that it had tentatively concluded that it would increase the Company’s indebtedness by $2,846,156 to reflect the full amount of borrowings by entities owned by the Rigas family for which subsidiaries of the Company are jointly and severally liable. Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding reduction in stockholders’ equity. As consultations are continuing with the SEC and PwC, and PwC has not yet completed its audit of the Company’s financial statements, the accounting treatment for the increase in parent and subsidiary debt and the reduction in the stockholder’s equity included in the Company’s unaudited financial statements has yet to be finalized. The final accounting treatment may result in materially different treatment from that presented herein.

Parent and Subsidiary Debt

        The following information is an update as of December 31, 2002 of certain disclosures included in Note 4 to Adelphia’s consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000.

Parent Debt:	December 31, 2002
9 1/4% Senior Notes due 2002	$325,000
8 1/8% Senior Notes due 2003	149,817
10 1/2% Senior Notes due 2004	150,000
7 1/2% Senior Notes due 2004	100,000
10 1/4% Senior Notes due 2006	487,698
9 7/8% Senior Notes due 2007	348,417
8 3/8% Senior Notes due 2008	299,438
7 3/4% Senior Notes due 2009	300,000
7 7/8% Senior Notes due 2009	350,000
9 3/8% Senior Notes due 2009	497,048
10 7/8% Senior Notes due 2010	745,316
10 1/4% Senior Notes due 2011	1,000,000
6 % Convertible Subordinated Notes due 2006	1,024,924
3 1/4% Convertible Subordinated Notes due 2021	978,253
9 7/8% Senior Debentures due 2005	129,286
9 1/2% Pay-In-Kind Notes due 2004	31,847

Total parent debt	$6,917,044

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Subsidiary Debt:
Notes to banks	$3,970,531
DIP Facility	200,000
10 5/8% Senior Notes of Olympus due 2006	202,243
11% Senior Subordinated Notes of FrontierVision Due 2006	207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007	244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007	89,953
Zero Coupon Senior Discount Notes of Arahova due 2003	412,601
9 1/2% Senior Notes of Arahova due 2005	250,590
8 7/8% Senior Notes of Arahova due 2007	245,371
8 3/4% Senior Notes of Arahova due 2007	219,168
8 3/8% Senior Notes of Arahova due 2007	96,046
8 3/8% Senior Notes of Arahova due 2017	94,924
Senior Discount Notes of Arahova due 2008	348,086
Other subsidiary debt and capital leases	208,636

Total subsidiary debt	$6,790,741

Total parent and subsidiary debt, exclusive of co-borrowing credit facilities	13,707,785
Co-borrowing credit facilities	2,846,156
$16,553,941

        Total parent and subsidiary debt, exclusive of co-borrowing credit facilities, of $13,707,785 is comprised of liabilities subject to compromise of $13,506,442, bank financing under the DIP facility of $200,000 and capital leases of $1,343 entered into post petition.

Weighted average interest rate payable by subsidiaries
under credit agreements with banks	5.01%

Interest Expense

        Interest expense on notes to banks and capital leases totaling $32,817 and $208,162 has been reported in the unaudited consolidated statements of operations for the one and six month periods ended December 31, 2002, respectively, of which $13,396 and $85,021 is attributable to the Rigas family owned entities within co-borrowing credit facilities. In accordance with SOP 90-7, interest expense is only reported to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim. Had the Company not filed voluntary petitions under Chapter 11, the amount of the interest expense that would have been reported in the unaudited consolidated statement of operations, for the one and six month periods ended December 31, 2002 is $94,439 and $581,148, respectively.

3. Estimated Provision for Accounting Changes

        As discussed in Note 1, PwC, the Company’s independent accountants, have not completed its audit as of and for the year ended December 31, 2001 or its re-audit as of and for the years ended December 31, 1999 and 2000. However, based on information known at this time, current management has recorded an estimated provision related to expected adjustments in 2002 in the amount of $8,500 and $51,000 for the respective one and six month periods ended December 31, 2002. For the twelve months ended December 31, 2002, the Company has recorded $102,000 related to expected adjustments. Such adjustments have been reflected in the Company’s Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) computation in Note 17.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        As disclosed in the Company’s Current Report on Form 8-K filed on June 10, 2002, current management determined that it would make certain adjustments to its results of operations and restate its financial statements as of and for the years ended December 31, 2000 and 2001. Based on information known at that time, current management expected to record estimated adjustments totaling approximately $160,000 and $210,000 to reduce the results of operations in 2000 and 2001, respectively. Such estimates correct items in operating results previously announced by prior management, including, but not limited to, capitalization of labor expenses, the expensing of certain programming costs, improperly reducing the Company’s operating expenses for “marketing support” payments and the impairment of financial instruments. Final adjustments to any prior year financial statements will be made by management at the completion of the audits by PwC. The final adjustments in 2000 and 2001 could materially exceed the amount estimated by current management.

        Furthermore, as additional information becomes available, the Company will make necessary adjustments to current periods in 2002. These adjustments may be material to the accompanying unaudited financial statements.

4. Liabilities Subject to Compromise

        As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as debtors-in-possession under Chapter 11 since June 25, 2002. The Company is authorized to operate its business in the ordinary course.

        As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although pre-petition claims are generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia’s motions to pay certain pre-petition obligations including, but not limited to employee wages, salaries, commissions, incentive compensation and other related benefits. The Company has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Company may reject pre-petition executory contracts and unexpired leases with respect to the Company’s operations, with the approval of the Bankruptcy Court. Any damages resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. Adelphia will notify all known claimants subject to the bar date of their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which claims against the Company must be filed if the claimants wish to receive any distribution in the Chapter 11 cases. No bar date has yet been set by the Bankruptcy Court. Differences between liability amounts estimated by the Company and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan of reorganization as discussed in Note 1. Accordingly, the ultimate amount of such liabilities is presently not determinable. On December 2, 2002, the Company filed a motion with the Bankruptcy Court to extend the deadline for filing its Statement of Financial Affairs and Schedules. The motion was heard on December 19, 2002 and the Bankruptcy Court granted the extension through April 23, 2003.

        As of December 31, 2002, the Company has liabilities subject to compromise of $46,259,190. Liabilities subject to compromise has been reported in accordance with SOP 90-7 and GAAP. Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events. Such adjustments may be material to the amounts reported as liabilities subject to compromise.

        Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared, unless otherwise noted. Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

5. Non-Recurring Professional Fees and Reorganization Expenses Due to Bankruptcy

        The Company is also incurring certain non-recurring professional fees that, although not directly related to the Chapter 11 filing, relate to the Company’s reorganization and have been incurred in response to the actions taken by prior management. These expenses include the re-audit, legal, special investigation and forensic consultant fees of the Company and the Special Committee of the Board of Directors and have been included in non-recurring professional fees in the unaudited consolidated statements of operations. Such expenses are not expected to recur in the foreseeable future and therefore, have been excluded from the Company’s EBITDA computation in Note 17. The Company and their legal counsel are currently confirming the treatment of the Company’s provisional allocation of its non-recurring professional fees to all of its joint ventures and related parties.

        Based on current management’s interpretation of SOP 90-7, only those fees directly related to the Chapter 11 filing should be expensed and included in reorganization expenses due to bankruptcy in the unaudited consolidated statements of operations. These expenses include legal, restructuring and financial consultant fees for the Company and for Committee representatives.

6. Accounts Payable, Accrued Expenses and Other Liabilities

        To the best of the Company’s knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all workers’ compensation and disability insurance policies, required to be paid are fully paid as of December 31, 2002.

        As stated in Note 1, the Company is reviewing the books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Management is currently performing a review to substantiate the completeness of all liabilities. Such review is ongoing and may result in an adjustment to the accompanying unaudited consolidated financial statements and the adjustment may be material.

        In December 2002, the Company recorded additional liabilities, primarily related to contract liabilities with programmers, of $11,145 that related to the period from July 1, 2002 through December 31, 2002.

7. Preferred Stock Dividends

        In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of June 25, 2002, the filing date of the Chapter 11 cases. Had the Company not filed voluntary petitions under Chapter 11, preferred stock dividends would have been $5,750 and $34,500 for the respective one and six month periods ended December 31, 2002.

8. Intercompany Receivables and Payables

        The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia’s majority-owned subsidiaries and subsidiaries that are at least 50% owned and controlled by the Company, including Non-filing entities and CMLCV (see Note 18). The intercompany receivables and payables are presented at the gross amount with the total receivables balance included in assets and the total intercompany payables included in liabilities in the unaudited consolidated balance sheet. Intercompany payables have been segregated between pre and post bankruptcy petition and none of the intercompany balances have been collateralized. The intercompany balances do not net to zero due to the Non-filing entities and CMLCV being included in these balances, as discussed in Note 1.

9. Related Party Receivables and Payables

        Related party receivables and payables represent advances to and payables from certain related parties, including Adelphia Business Solutions and entities owned and/or controlled by the Rigas family. Related party receivables and payables are presented at the gross amount with the total receivable balance included in assets and the payables included in the liabilities in the unaudited consolidated balance sheet. Related party payables have been segregated between pre and post bankruptcy petition, and none of the related party balances have been collateralized.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        In October 2002, the Company recorded a reserve of $5,075 against management service fee revenue invoiced to Adelphia Business Solutions for the period from July 2002 through October 2002. For the months ended November 30 and December 31, 2002, an additional $1,800 reserve was recorded against management service fee revenue invoiced to Adelphia Business Solutions. Management is continuing to evaluate the recoverability of related party receivables and may record additional reserves in the future.

10. Cash and Cash Equivalents

        The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents. As required by an agreement with the Company’s insurance provider, the Company restricted cash for the payment of franchise fees in the amount of $32,946 as of December 31, 2002. Included in restricted cash is $9,244 related to working capital transactions for certain acquisitions of cable systems from Verizon that were completed in February 2002.

        As discussed in Note 2, also included in cash and cash equivalents are the proceeds of the Tranche B Loan of $200,000.

11. Subscriber Receivables

        Subscriber receivables are comprised of monthly amounts due from the Company’s subscribers and customers and are reported net of allowance for doubtful accounts of $9,461.

12. Prepaid Expenses and Other Assets — Net

        Included in prepaid expenses and other assets — net are unamortized deferred loan fees of $154,976. Such loan fees relate to pre-petition debt obligations, which have been classified as liabilities subject to compromise. See Note 4 to these unaudited consolidated financial statements for further discussion. SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim. Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be recorded as reorganization expenses due to bankruptcy in the unaudited consolidated statement of operations.

13. Other-than-Temporary Impairment of Investments, Long-Lived Assets and Certain Other Assets

        As discussed in Note 1, the Company’s current management is reviewing the books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. Additionally, as discussed in Note 1, PwC has not completed its audit as of and for the year ended December 31, 2001 or its re-audit as of and for the years ended December 31, 1999 and 2000. The Company is in the process of performing an evaluation of impairment related to several investments and long-lived and certain other assets. This evaluation includes a review of the accounting treatment when the transaction originated and a review of the accounting subsequent to the date of origination, including periodic evaluations for impairment. The results of the evaluations may result in adjustments to the 2002 unaudited consolidated financial statements contained herein and financial statements as of and for the years ended December 31, 1999, 2000 and 2001 and these adjustments may be material to these periods.

        With the exception of the plant, property and equipment, net and intangible assets section, below is a listing of investments and other assets in which the Company has recorded an asset impairment charge during the six month period ended December 31, 2002. All adjustments to be made as a result of the Company’s restatement of prior year financial statements have not been reflected in the unaudited consolidated financial statements contained herein pending the completion of the audit as of and for the year ended December 31, 2001 and the re-audits as of and for the years ended December 31, 1999 and 2000 by PwC.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Praxis Capital Ventures, L.P.

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002 the Company entered into certain transactions with Praxis Capital Partners, LLC, a Delaware limited liability company (“Praxis Capital”), and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P., a Delaware limited partnership (“PCVLP”), in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner. Formed in June 2001, PCVLP focused on private equity investments in the telecommunications market. At June 30, 2002, the net book value of the Company’s portion of these investments was approximately $1,247. In addition, the Company had recorded $1,053 of prepaid management service fees to PCVLP. The Company is continuing to evaluate the PCVLP investments, which are comprised primarily of investments in private companies that have no actively traded market. In July 2002, the Company recorded a reserve against its entire investment in PCVLP and the related prepaid management service fees.

        Peter L. Venetis, the son-in-law of John J. Rigas, is the managing director of Praxis Capital Management, LLC.

Devon Mobile Communications, L.P.

        The Company is a 49.9% Limited Partner in Devon Mobile Communications, L.P., (“Devon Mobile”), a Delaware limited partnership which, through its subsidiaries holds licenses to operate regional wireless telephone businesses in several states. Devon Mobile had certain business and contractual relationships with the Company and with former subsidiaries or divisions of the Company which were spun-off as Adelphia Business Solutions in January 2002. In late May 2002, the Company notified Devon L.P., Inc., the General Partner of Devon Mobile, that it would likely terminate certain discretionary operational funding to Devon Mobile. In July 2002, the Company understands that Adelphia Business Solutions elected to terminate certain services material to Devon Mobile’s operations. Devon Mobile filed voluntary petitions to reorganize under Chapter 11 with the U.S. Bankruptcy Court on August 19, 2002. In July 2002, the Company recorded an asset impairment reserve against the investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively. In November 2002, the Company refined its evaluation of exposure to Devon Mobile and recorded an additional asset impairment reserve of $51,087, which related primarily to the Company’s guarantee of certain obligations of Devon Mobile, other receivables from Devon Mobile, and a reserve of incremental investment that is expected to result from the Company’s restatement of prior year financial information. On January 17, 2003, the Company filed proofs of claim against Devon Mobile and its subsidiaries for approximately $130,100 in debt and equity claims, as well as an additional claim of approximately $34,000 relating to its guarantee of certain Devon Mobile obligations.

Internal Operations, Call Center and Billing System

        Since 1998, the Company has been developing an internal operations, call center and billing system known as “Convergence”. After careful evaluation of the functionality and usability of the Convergence system, the Company decided not to pursue continued rollout and terminated additional funding for the system. In October 2002, the Company recognized an impairment charge related to the acceleration of the estimated useful life of the Convergence system in the amount of $63,910. Additional adjustments totaling $7,610 were recorded in October to reclassify payroll and other operating expenses improperly capitalized during 2002. These expense adjustments have been excluded for the purposes of the Company’s EBITDA calculation as presented in Note 17. The Company’s remaining investment in this system of approximately $30,000 will be adjusted in connection with the restatement of its prior year financial statements.

Buffalo Sabres

        As disclosed in the Company’s Current Report on Form 8-K filed on May 24, 2002, the Company had entered into various arrangements with Niagara Frontier Hockey, L.P. (“NFHLP”), a Delaware limited partnership owned by the Rigas Parties. Among other assets, NFHLP owns the Buffalo Sabres, a National Hockey League team. The Company has made approximately $165,000 of loans and advances to NFHLP and its subsidiaries. In November 2002, the Company recognized impairment of those loans and advances of approximately $31,447. This write-down, combined with anticipated adjustments relating to restatement of the Company’s prior year financial statements of approximately $79,000 and reserves previously recorded by the Company, will reduce the net book value of the Company’s loans to NFHLP and its subsidiaries to an amount which approximates expected net proceeds from the sale of the team. On November 21, 2002, the National Hockey League, which is currently managing the affairs of NFHLP and its subsidiaries, gave conditional approval to the sale of the team. On January 13, 2002, the NFHLP and most or all of its material subsidiaries filed voluntary petitions to reorganize under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court for the Western District of New York. The process to sell the team is ongoing with the protocol to be established by the Bankruptcy Court.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

Closure of the Competitive Local Exchange Carriers (“CLECs”)

        In August 2002, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company’s CLECs. The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers. The Company’s Board of Directors approved the closure, and approval was granted by the Bankruptcy Court by order dated September 25, 2002. Property, plant and equipment associated with these systems totaled approximately $128,000 as of October 31, 2002. The Company expects that, in connection with the restatement of its financial statements for prior periods, the property, plant and equipment associated with these CLECs will be written down by approximately $100,000. The remaining net book value of the property, plant and equipment of approximately $20,000 is being depreciated over its estimated remaining useful life of five months, beginning in November 2002. Furthermore, in November 2002, the Company recognized additional impairment of approximately $6,900 on certain assets that are expected to be sold.

Interactive Digital TV Investments

        The Company has investments in interactive digital TV product ventures. In November 2002, the Company recognized a loss of $3,690 in connection with the expiration of certain warrants received in connection with its Interactive Digital TV product ventures. In December 2002, the Company recognized a loss of $1,697 for declines in investment value deemed other than temporary. These adjustments, coupled with expected prior period adjustments, will reduce the Company’s investment in such ventures at December 31, 2002, to $210.

Property, Plant and Equipment, Net and Intangible Assets

        As stated previously, the Company’s property, plant and equipment, net and intangible assets are currently being evaluated by management for asset impairment and other issues. These issues include the ownership of assets, prior capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment. The complete results of these evaluations are unknown at this time but could result in material adjustments to the net book value of property, plant and equipment or intangible assets at December 31, 1999, 2000, 2001 and 2002, as well as results of operations for the periods then ended. These issues should not be considered the only issues related to these assets that are under evaluation by current management, and management reserves the right to amend, update or supplement this information.

        In December 2002, the Company recorded an adjustment expensing approximately $21,000 of capitalized labor costs for the period from July 1, 2002 through December 31, 2002 that were improperly capitalized under prior management’s accounting policies. As stated previously, current management is continuing to review its books and records and other information on an on-going basis; therefore, this adjustment should not be considered the finalization of issues in this area.

14. Derivative Instruments and Hedging Activities

        The Company manages its interest rate risk through the use of interest protection instruments such as interest rate swaps, caps and collars. The use of such interest rate protection instruments, as required by the Company’s debt obligations, is intended to minimize the volatility of cash flows caused by interest rate fluctuations. Prior management of the Company determined that these instruments were not hedging instruments under the provisions of SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” and, therefore, changes in fair value are recorded in the unaudited consolidated statement of operations. For the one and six month periods ended December 31, 2002, changes in fair value recognized in the unaudited consolidated statement of operations were not material to the unaudited consolidated statement of operations.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

15. Net Loss Per Weighted Average Share of Common Stock

        Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company’s preferred stock (see Note 7). Diluted net loss per common share is equal to basic net loss per common share because the Company’s convertible preferred stock and outstanding stock options have an antidilutive effect for the periods presented. In the future, however, the convertible preferred stock and outstanding stock options could have a potentially dilutive effect on earnings per share.

16. Supplemental Cash Flow Information

Interest Paid

        Cash payments for interest were $32,053 and $219,197 for the one and six month periods ended December 31, 2002, respectively. Additionally, for the one and six month periods ended December 31, 2002, the Company made cash payments of $13,622 and $95,217, respectively, for interest on the co-borrowing credit facilities attributable to the Rigas family owned entities. Such payments are included in the related party receivables and payables, net in the unaudited consolidated statements of cash flows.

Non Cash Activities

        Capital leases entered into during the one and six month periods ended December 31, 2002 were $334 and $1,448, respectively.

17. EBITDA

        The following is a recap of EBITDA from the unaudited consolidated statements of operations for the one and six month periods ended December 31, 2002. EBITDA is an alternative performance measure that is customarily used by companies that own, operate and manage cable television systems and other related telecommunications businesses. EBITDA is not a performance measure in accordance with GAAP and the use of EBITDA is not meant to replace or supercede any information presented in accordance with GAAP.

        Current management believes that the non-recurring professional fees in Note 5 and the other-than-temporary impairment of investment, long-lived assets and certain other assets in Note 13 to be of a nature that the expenses and adjustments are not expected to recur in the foreseeable future and, therefore, have been excluded from the EBITDA calculation below.

	For the Month Ended December 31, 2002	For the Six Months Ended December 31, 2002
Operating (loss) income before
reorganization expenses due to bankruptcy	$(13,808)	$604
Depreciation and amortization	80,809	445,692
Impairment of long-lived and other assets	--	72,134
Additional expense adjustments
related to the impairment of plant,
property and equipment	--	7,610
Non-recurring professional fees	4,387	31,017

EBITDA	$71,388	$557,057

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands)

        For the month ended December 31, 2002, the Company recorded certain cumulative adjustments that related to the period July 1, 2002 through December 31, 2002. As more fully discussed in Notes 6 and 13 to these unaudited consolidated financial statements, the Company recorded in December 2002 adjustments of $11,145, primarily related to contract liabilities with programmers and approximately $21,000 of labor costs improperly capitalized. These cumulative adjustments have been reflected in EBITDA for the month ended December 31, 2002.

18. Century-ML Cable Venture Bankruptcy Filing

        On September 30, 2002, CMLCV, a joint venture between Adelphia’s wholly-owned subsidiary, Century and ML Media Partners, L.P. (“ML Media”) filed a voluntary petition to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York. CMLCV is operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico. At this time, CMLCV is expected to generate sufficient cash to fund operations and capital requirements. The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV’s subsidiary, Century-ML Cable Corporation, which serves other communities in Puerto Rico.

        As of December 31, 2002, CMLCV’s total assets, total liabilities and equity were $75,205, $15,466 and $59,739, respectively. For the month ended December 31, 2002, CMLCV’s revenues and operating income were $870 and $212, respectively.

        CMLCV is filing a separate monthly operating report with the Bankruptcy Court for the one and three months ended December 31, 2002. As more fully disclosed in CMLCV’s separate Monthly Operating Report, there is litigation pending in the Bankruptcy Court between ML Media and CMLCV, Century, the Company and Highland Holdings, a Rigas family partnership. In connection with the parties’ December 13, 2001 Leveraged Recapitalization Agreement (“Recap Agreement”), there is a pre-petition dispute relating primarily to a payment of $279,800 to ML Media for its 50% ownership in CMLCV. If there is an adverse outcome against the Company relating to this litigation, the Company may be required to pay $279,800 to ML Media for its 50% ownership in CMLCV or Century may be required to surrender its 50% ownership in CMLCV to ML Media. A hearing was held on September 24, 2002, and a decision was rendered on January 17, 2003, wherein the Court; (i) denied all of the parties’ motions for summary judgment on the issue of whether there has been an acceleration of the September 30, 2002 closing date under the Recap Agreement, except that the Court (ii) found “as a matter of law, that, assuming that the Recap Agreement is enforceable, payment by the Company was due on September 30, 2002 and payment by Adelphia, Century and Highland was due on October 1, 2002, one day later, and that, having failed to make payment, each of the Company, Century and Highland is now in default.” The Court granted summary judgment only to such extent.

19. Bankruptcy Court Reporting Schedules

        The Bankruptcy Court reporting schedules included in this report on pages 19 through 56 are for the period from December 1 through December 31, 2002 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, have been obtained from the books and records of the Company and are unaudited.

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Summary
	For the Month Ended December 31, 2002	Reference
Gross wages paid	$43,889,667	Schedule I
Employee payroll taxes withheld	10,042,688	Schedule I
Employer payroll taxes due	3,484,025	Schedule I
Payroll taxes paid*	21,471,442	Schedule II*
Sales and other taxes due	6,115,918	Schedule III
Gross taxable sales	102,259,629	Schedule III
Real estate and personal property taxes paid	2,704,927	Schedule IV
Sales and other taxes paid	6,066,377	Schedule V
Cash disbursements	265,060,383	Schedule VI
Insurance coverage	N/A	Schedule VII

* The amount reported above for payroll taxes paid is based upon the date paid and not due.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I

Court Reporting schedules for Payroll and Payroll Taxes
for the Month Ended December 31, 2002

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due
December 13, 2002	$22,097,737	$5,002,925	$1,582,339
December 27, 2002	$21,791,930	$5,039,763	$1,901,687

Total	$43,889,667	$10,042,688	$3,484,025

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended December 31, 2002

		Page 1 of 6
Payee	Payroll Taxes Paid	Payment Date
INTERNAL REVENUE SERVICE	$5,443,130	12/02/2002
STATE OF ALABAMA	6,700	12/02/2002
STATE OF ARIZONA	1,962	12/02/2002
STATE OF CALIFORNIA	156,253	12/02/2002
STATE OF COLORADO	28,038	12/02/2002
STATE OF CONNECTICUT	2,337	12/02/2002
STATE OF DELAWARE	33	12/02/2002
STATE OF GEORGIA	12,150	12/02/2002
STATE OF IDAHO	4,829	12/02/2002
STATE OF ILLINOIS	1,038	12/02/2002
STATE OF INDIANA	1,156	12/02/2002
STATE OF KANSAS	533	12/02/2002
STATE OF KENTUCKY	21,949	12/02/2002
STATE OF MAINE	25,175	12/02/2002
STATE OF MASSACHUSETTS	20,859	12/02/2002
STATE OF NEW JERSEY	85	12/02/2002
STATE OF NEW YORK	114,976	12/02/2002
STATE OF OHIO	73,469	12/02/2002
STATE OF OKLAHOMA	301	12/02/2002
STATE OF PENNSYLVANIA	97,214	12/02/2002
STATE OF RHODE ISLAND	35	12/02/2002
STATE OF SOUTH CAROLINA	5,319	12/02/2002
STATE OF VERMONT	15,364	12/02/2002
STATE OF VIRGINIA	48,748	12/02/2002
STATE OF WISCONSIN	2,100	12/02/2002
NEBRASKA DEPARTMENT OF REVENUE	105	12/04/2002
STATE OF CONNECTICUT	22,649	12/06/2002
STATE OF MARYLAND	1,497	12/06/2002
STATE OF PENNSYLVANIA	121	12/06/2002
STATE OF VIRGINIA	4,951	12/06/2002
STATE OF WEST VIRGINIA	1,275	12/06/2002
CENTRAL COLLECTION AGENCY	192	12/10/2002
PHILADELPHIA DEPT OF REV	241	12/10/2002
CERIDIAN TAX SERVICE INC	12	12/11/2002
INTERNAL REVENUE SERVICE	112,232	12/13/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended December 31, 2002

		Page 2 of 6
Payee	Payroll Taxes Paid	Payment Date

MICHIGAN DEPARTMENT OF REVENUE	324	12/13/2002
MISSISSIPPI STATE TAX COMMISSN	1,145	12/13/2002
NORTH CAROLINA DEPT OF REVENUE	11,915	12/13/2002
UTAH STATE TAX COMMISSION	253	12/13/2002
VILLAGE OF DUBLIN	113	12/13/2002
WEST VIRGINIA DEPT OF TAX & REV	6,858	12/13/2002
WEST WHEATFIELD TOWNSHIP	286	12/13/2002
INTERNAL REVENUE SERVICE	5,673,941	12/16/2002
STATE OF ARIZONA	1,874	12/16/2002
STATE OF CALIFORNIA	171,176	12/16/2002
STATE OF COLORADO	27,885	12/16/2002
STATE OF CONNECTICUT	2,210	12/16/2002
STATE OF DELAWARE	33	12/16/2002
STATE OF GEORGIA	12,973	12/16/2002
STATE OF IDAHO	4,322	12/16/2002
STATE OF ILLINOIS	288	12/16/2002
STATE OF INDIANA	1,132	12/16/2002
STATE OF KANSAS	513	12/16/2002
STATE OF KENTUCKY	23,213	12/16/2002
STATE OF MAINE	25,955	12/16/2002
STATE OF MASSACHUSETTS	21,005	12/16/2002
STATE OF NEW JERSEY	77	12/16/2002
STATE OF NEW YORK	127,982	12/16/2002
STATE OF OHIO	74,016	12/16/2002
STATE OF OKLAHOMA	291	12/16/2002
STATE OF PENNSYLVANIA	97,849	12/16/2002
STATE OF SOUTH CAROLINA	5,826	12/16/2002
STATE OF VERMONT	16,012	12/16/2002
STATE OF VIRGINIA	53,601	12/16/2002
INTERNAL REVENUE SERVICE	1,995,925	12/16/2002
LOWER BURRELL CITY	267	12/20/2002
ALTOONA AREA SCHOOL DISTRICT	1,162	12/27/2002
ASHTABULA INCOME TAX	699	12/27/2002
BEDFORD COUNTY TAX SERVICE	665	12/27/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended December 31, 2002

		Page 3 of 6
Payee	Payroll Taxes Paid	Payment Date

BOURBON COUNTY OCCUP	39	12/27/2002
BOYLE COUNTY COURTHOUSE	279	12/27/2002
BROOKLYN CITY INCOME TAX	63	12/27/2002
BRYAN CITY INCOME TAX	2,304	12/27/2002
CELINA CITY	210	12/27/2002
CENTRAL TAX BUREAU OF P	153,604	12/27/2002
CITY OF BEATTYVILLE	49	12/27/2002
CITY OF BRUNSWICK	156	12/27/2002
CITY OF CAMBRIDGE	288	12/27/2002
CITY OF CARLISLE	44	12/27/2002
CITY OF CLEVELAND HEIGHTS	3,971	12/27/2002
CITY OF CONNEAUT	214	12/27/2002
CITY OF CYNTHIANA	146	12/27/2002
CITY OF DANVILLE	378	12/27/2002
CITY OF HARRODSBURG	1,298	12/27/2002
CITY OF HUNTINGTON	132	12/27/2002
CITY OF IRONTON	330	12/27/2002
CITY OF LEBANON	396	12/27/2002
CITY OF MACEDONIA	2,109	12/27/2002
CITY OF MARION	837	12/27/2002
CITY OF MEDEIRA	298	12/27/2002
CITY OF NEW PHILADELPHIA	3,332	12/27/2002
CITY OF NEWARK	4,358	12/27/2002
CITY OF PARIS	525	12/27/2002
CITY OF PITTSBURGH	640	12/27/2002
CITY OF PORT CLINTON	2,153	12/27/2002
CITY OF PORTSMOUTH	2,361	12/27/2002
CITY OF RICHMOND	19,353	12/27/2002
CITY OF RUSSELL	473	12/27/2002
CITY OF STANTON	116	12/27/2002
CITY OF STRUTHERS	1,143	12/27/2002
CITY OF VAN WERT	180	12/27/2002
CITY OF VANCEBURG	84	12/27/2002
CITY OF VERSAILLES	406	12/27/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended December 31, 2002

		Page 4 of 6
Payee	Payroll Taxes Paid	Payment Date

CITY OF WASHINGTON COURTHOUSE	889	12/27/2002
CITY OF WAVERLY	113	12/27/2002
CLARION WAGE TAX OFFICE	1,297	12/27/2002
CLEARFIELD BORO	92	12/27/2002
COLLECTOR OF TAXES	1,032	12/27/2002
COLLEGE TOWNSHIP TREASURE	11,772	12/27/2002
COLUMBUS CITY INCOME TAX	785	12/27/2002
COSHOCTON CITY	1,026	12/27/2002
DELMONT BOROUGH	1,984	12/27/2002
DIRECTOR OF FINANCE	995	12/27/2002
GARRARD COUNTY FISCAL COURT	629	12/27/2002
GETTYSBURG AREA SD	668	12/27/2002
HAB-EIT	25,350	12/27/2002
HARRISON COUNTYTAX ADMINISTRAT	30	12/27/2002
HERMITAGE RECEIVER OF TAXES	3,380	12/27/2002
INTERNAL REVENUE SERVICE	92,934	12/27/2002
JESSAMINE COUNTY	229	12/27/2002
LAUREL COUNTY	1,046	12/27/2002
LOCK HAVEN	719	12/27/2002
LOGAN CITY INCOME TAX	977	12/27/2002
LORAIN CITY TAX	2,178	12/27/2002
LYKENS BOROUGH	530	12/27/2002
MADISON COUNTY	26	12/27/2002
MARION COUNTY TREASURER	396	12/27/2002
MCLEAN COUNTY LICENSE FEE	97	12/27/2002
MERCER COUNTY FISCAL COURT	393	12/27/2002
MICHIGAN DEPARTMENT OF REVENUE	773	12/27/2002
MIFFCO TAX SERVICE INC	1,099	12/27/2002
MINERVA VILLAGE INCOME TAX	2,616	12/27/2002
MISSISSIPPI STATE TAX COMMISSN	1,190	12/27/2002
MONTANA DEPARTMENT OF REVENUE	694	12/27/2002
MONTGOMERY COUNTY	475	12/27/2002
MOREHEAD DIRECTOR OF FIN	333	12/27/2002
MT STERLING	251	12/27/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended December 31, 2002

		Page 5 of 6
Payee	Payroll Taxes Paid	Payment Date

NEBRASKA DEPARTMENT OF REVENUE	211	12/27/2002
NICHOLASVILLE TREASURER	456	12/27/2002
NORTH CAROLINA DEPT OF REVENUE	13,319	12/27/2002
NORTHWESTERN SD	89	12/27/2002
OCCUPATIONAL TAX ADMINISTRATION	96	12/27/2002
PHILADELPHIA DEPT OF REV	194	12/27/2002
POWELL COUNTY	116	12/27/2002
PUNXSUTAWNEY BORO	2,251	12/27/2002
RECEIVER OF TAXES	5,124	12/27/2002
RICHLAND TOWNSHIP	173	12/27/2002
RITA	10,135	12/27/2002
ROCHESTER BORO SD	94	12/27/2002
ROWAN COUNTY FINANCE	720	12/27/2002
SANDY TOWNSHIP	270	12/27/2002
SCOTT COUNTY OCCUPA TAX	100	12/27/2002
SCOTT COUNTY SCHOOL DISTRICT	50	12/27/2002
SHEFFIELD LAKE CITY INCOME TAX	109	12/27/2002
SOMERSET	847	12/27/2002
STATE OF ARKANSAS	330	12/27/2002
STATE OF MARYLAND	23,760	12/27/2002
SUSAN ROBERTS	246	12/27/2002
TREASURER CITY OF OWENSBORO	2,028	12/27/2002
TYRONE AREA SCHOOL DISTRICT	101	12/27/2002
UTAH STATE TAX COMMISSION	253	12/27/2002
VILLAGE OF ABERDEEN	177	12/27/2002
VILLAGE OF DUBLIN	274	12/27/2002
VILLAGE OF MILLERSBURG	98	12/27/2002
VILLAGE OF MINSTER	160	12/27/2002
VILLAGE OF NORTH KINGSVILLE	75	12/27/2002
VILLAGE OF WEST UNITY	43	12/27/2002
WAUSEON INCOME TAX DEPARTMENT	165	12/27/2002
WEST VIRGINIA DEPT OF TAX & REV	6,776	12/27/2002
WOODFORD COUNTY	466	12/27/2002
ASHLAND FINANCIAL DEPARTMENT	1,043	12/28/2002

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended December 31, 2002

		Page 6 of 6
Payee	Payroll Taxes Paid	Payment Date

BETHEL PARK BOROUGH	2,262	12/28/2002
BLAIRSVILLE BORO	4,363	12/28/2002
CENTRAL COLLECTION AGENCY	30,825	12/28/2002
CITY OF CHILLICOTHE	7,861	12/28/2002
DEFIANCE CITY INCOME TAX	3,500	12/28/2002
LOUISVILLE/JEFFERSON COUNTY	245	12/28/2002
SCHOOL DISTRICT INCOME TAX	2,945	12/28/2002
CENTRAL TAX BUREAU	27	12/28/2002
INTERNAL REVENUE SERVICE	5,729,632	12/30/2002
STATE OF ALABAMA	4,184	12/30/2002
STATE OF ARIZONA	1,944	12/30/2002
STATE OF CALIFORNIA	166,118	12/30/2002
STATE OF COLORADO	29,395	12/30/2002
STATE OF CONNECTICUT	2,183	12/30/2002
STATE OF DELAWARE	33	12/30/2002
STATE OF GEORGIA	12,477	12/30/2002
STATE OF IDAHO	4,542	12/30/2002
STATE OF ILLINOIS	1,688	12/30/2002
STATE OF INDIANA	1,196	12/30/2002
STATE OF KANSAS	525	12/30/2002
STATE OF KENTUCKY	22,543	12/30/2002
STATE OF MAINE	24,715	12/30/2002
STATE OF MASSACHUSETTS	20,006	12/30/2002
STATE OF NEW JERSEY	77	12/30/2002
STATE OF NEW YORK	125,274	12/30/2002
STATE OF OHIO	72,924	12/30/2002
STATE OF OKLAHOMA	287	12/30/2002
STATE OF PENNSYLVANIA	101,792	12/30/2002
STATE OF RHODE ISLAND	16	12/30/2002
STATE OF SOUTH CAROLINA	5,640	12/30/2002
STATE OF VERMONT	15,435	12/30/2002
STATE OF VIRGINIA	56,750	12/30/2002
STATE OF WISCONSIN	1,608	12/30/2002

TOTAL	$21,471,442

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended December 31, 2002

		Page 1 of 9
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
ADMINISTRATOR ID TRS FUND	$13	$1,286
ALABAMA DEPT. OF REVENUE	424	7,060
ALBANY COUNTY	441	A
ALBEMARLE COUNTY	10,686	A
AMHERST COUNTY TREASURER	10	A
ARIZONA DEPARTMENT OF REVENUE	50	588
ASHLAND INDEPENDENT BOARD OF EDUCATION	9,985	332,823
AUGUSTA COUNTY	10	A
BANK OF AMERICA	1,610	729,498
BATH COUNTY SCHOOL DISTRICT	1,173	39,094
BEDFORD CITY	70	A
BEDFORD COUNTY	55	10,935
BEREA COUNTY SCHOOL DISTRICT	1,696	56,529
BLACKSBURG	155	A
BOARD OF EQUALIZATION	1,022	2,413
BOTETOURT COUNTY TREASURER	13	A
BOURBON COUNTY SCHOOL DISTRICT	570	19,003
BOYD COUNTY SCHOOL DISTRICT	3,137	104,576
BOYLE COUNTY SCHOOL DISTRICT	1,513	50,447
BREATHITT COUNTY SCHOOL DISTRICT	955	31,846
BRECKINRIDGE COUNTY BOARD OF EDUCATION	552	18,415
BUCHANAN COUNTY TREASURER	12	A
BUREAU OF TAXATION	215	4,294
BURGIN INDEPENDENT BOARD OF EDUCATION	311	10,381
BUTLER COUNTY SCHOOL DISTRICT	49	1,631
CA TELECONNECT FUND	158	52,764
CAMPBELL COUNTY TREASURER	176	A
CAROLE MATTHEWS, TREASURER	21,498	--
CARTER COUNTY SCHOOL DISTRICT	1,544	51,483
CATTARAUGUS COUNTY	28	A
CCHCF-A	190	52,764
CHARLOTTESVILLE CITY TREASURER	2,245	A
CHAUTAUQUA COUNTY DIRECTOR OF FINANCE	8	A
CHCF-B	749	52,764
CHESTERFIELD COUNTY	359	2,744
CHIEF FISCAL OFFICER	54	A

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended December 31, 2002

		Page 2 of 9
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CHRISTIANSBURG CITY	3	652
CHRISTIANSBURG, TOWN OF	13	A
CITY OF ALAHAMBRA	1	30
CITY OF ALAMEDA	1	13
CITY OF ALBION	1	27
CITY OF ARCADIA	24	478
CITY OF ARCATA	1	17
CITY OF ARLINGTON	--	4
CITY OF ASOTIN	--	2
CITY OF AURORA	24	635
CITY OF BALDWIN PARK	4,538	151,254
CITY OF BEAUMONT	1,829	60,963
CITY OF BELLFLOWER	3	54
CITY OF BERKELEY	3	40
CITY OF BOTHELL	1	13
CITY OF BRAWLEY	6,786	169,661
CITY OF BREMERTON	--	1
CITY OF BURBANK	5	71
CITY OF CALABASAS	13	269
CITY OF CHARLOTTESVILLE	55,425	719,011
CITY OF CHULA VISTA	1	11
CITY OF CLAREMONT	--	7
CITY OF CLOVERDALE	1	66
CITY OF COLFAX	1	18
CITY OF COLORADO SPRINGS	230	9,210
CITY OF COVINA	8	141
CITY OF CULVER CITY	8	69
CITY OF DEER PARK	--	4
CITY OF DESERT HOT SPRINGS	17	345
CITY OF DOWNEY	1	15
CITY OF EDMONDS	1	13
CITY OF EL MONTE	4	54
CITY OF EL SEGUNDO	--	7
CITY OF ELK GROVE	--	5
CITY OF EVERETT	1	25

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended December 31, 2002

		Page 3 of 9
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF FONTANA	35,260	705,205
CITY OF GARDENA	1	13
CITY OF GLENDALE	4	61
CITY OF GUNNISON	37	1,226
CITY OF HARRISONBURG TREASURER	48	A
CITY OF HAWTHORNE	3	53
CITY OF HERMOSA	19	314
CITY OF HERMOSA BEACH	16,847	280,789
CITY OF HOLTVILLE	1,593	31,868
CITY OF HUNTINGTON BEACH	2	46
CITY OF HUNTINGTON PARK	2	25
CITY OF INDIO	1	15
CITY OF INGLEWOOD	2	21
CITY OF KALAMA	6	95
CITY OF KELSO	6,564	109,406
CITY OF KENT	--	2
CITY OF KIRKLAND	--	1
CITY OF LA HABRA	25,023	417,048
CITY OF LA PALMA	1	24
CITY OF LA VERNE	26	655
CITY OF LAKEWOOD	1	42
CITY OF LEXINGTON	9	229
CITY OF LONG BEACH	12	168
CITY OF LONGVIEW	21,681	361,344
CITY OF LOS ANGELES	2,080	20,797
CITY OF LYNWOOD	1	6
CITY OF MALIBU	1	20
CITY OF MARTINVILLE	179	11,594
CITY OF MAYWOOD	--	5
CITY OF MODESTO	1	15
CITY OF MONTCLAIR	1	34
CITY OF MONTEREY PARK	1	35
CITY OF MORENO VALLEY	55,440	923,992
CITY OF MOUNTAIN VIEW	--	8

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended December 31, 2002

		Page 4 of 9
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF MUKILTEO	1	19
CITY OF NORWALK	4	67
CITY OF OAKLAND	1	7
CITY OF OLYMPIA	3	54
CITY OF PALM SPRINGS	--	10
CITY OF PALO ALTO	--	5
CITY OF PALOUSE	795	11,371
CITY OF PARAMOUNT	--	8
CITY OF PASADENA	7	80
CITY OF PICO RIVERA	10,974	219,473
CITY OF PLACENTIA	13,952	398,629
CITY OF POMONA	1	9
CITY OF PORT HUENEME	8,130	203,242
CITY OF PORTERVILLE	1	15
CITY OF PULLMAN	39	493
CITY OF REDMOND	--	3
CITY OF REDONDO BEACH	38,234	804,929
CITY OF RICHMOND	5,629	109,346
CITY OF RIVERSIDE	26	403
CITY OF ROANOKE	1,258	20,615
CITY OF SACRAMENTO	1	19
CITY OF SALEM	323	A
CITY OF SALINAS	--	6
CITY OF SAN BERNARDINO	68,584	857,301
CITY OF SAN BUENAVENTURA	27,611	552,216
CITY OF SAN GABRIEL	--	1
CITY OF SAN JOSE	--	2
CITY OF SAN LUIS OBISPO	--	1
CITY OF SANTA ANA	37	613
CITY OF SANTA BARBARA	1	22
CITY OF SANTA MONICA	133,856	1,338,557
CITY OF SANTA ROSA	--	7
CITY OF SEAL BEACH	9	80
CITY OF SEATTLE	--	2
CITY OF SEQUIM	1	19

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended December 31, 2002

		Page 5 of 9
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

CITY OF SIERRA MADRE	5	91
CITY OF SOUTH PASADENA	1	27
CITY OF SPOKANE	3	52
CITY OF STANTON	1	20
CITY OF SUNNYVALE	--	15
CITY OF TACOMA	1	9
CITY OF TORRANCE	26	401
CITY OF TURNWATER	1	15
CITY OF VALLEJO	--	3
CITY OF VANCOUVER	3	52
CITY OF VENTURA	51	1,015
CITY OF WAYNESBORO	29,920	299,198
CITY OF WESTPORT	1	19
CITY OF WHITTIER	30	593
CITY OF WINCHESTER	17,434	174,336
CITY OF WINLOCK	1	9
CITY OF WOODLAND	7	145
CITY OF ZILLAH	1	13
CITY TREASURER	5	A
CLARKE COUNTY	2	A
CLINTON COUNTY TREASURER	18	A
COLORADO DEPT. OF REVENUE	4,035	134,384
COLUMBIA COUNTY TREASURER	4	A
COMMISSIONER OF REVENUE SERVICES	145,814	2,588,252
COMMONWEALTH OF MASSACHUSETTS	3,710	74,205
COMPTROLLER OF MARYLAND	11,250	224,994
COMPTROLLER, CITY OF BUFFALO	11,988	399,586
COUNTY OF ALBEMARLE	554	101,455
COUNTY OF MONTGOMERY	9,573	95,733
CULPEPPER COUNTY TREASURER	8	A
DANVILLE INDEPENDENT SCHOOL DISTRICT	4,636	154,538
DAVIESS COUNTY BOARD OF EDUCATION	16,038	534,615
DAVIESS COUNTY SCHOOL DISTRICT	259	8,639
DEPARTMENT OF TAX & REVENUE (WEST VIRGINIA)	13,743	229,045
ELLIOT COUNTY SCHOOL DISTRICT	297	9,886

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended December 31, 2002

		Page 6 of 9
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

ERIE COUNTY COMPTROLLER	6,177	A
ESSEX COUNTY TREASURER	61	A
FAUQUIER COUNTY	24	A
FLORIDA CST FUND	149,896	1,069,831
FLORIDA DEPARTMENT OF REVENUE	3,043,287	44,552,481
FRANKLIN COUNTY PUBLIC SAFETY	16	A
FRANKLIN COUNTY SCHOOL DISTRICT	100	3,317
FREDERICK COUNTY	170	A
GARRARD COUNTY SCHOOL DISTRICT	999	33,303
GENESEE, COUNTY OF	15	A
GEORGIA DEPARTMENT OF REVENUE	12,725	182,401
GREENE COUNTY	22	A
HALIFAX COUNTY TREASURER	50	A
HANCOCK COUNTY BOARD OF EDUCATION	826	27,546
HANOVER COUNTY	577	12,977
HANOVER COUNTY TREASURER	367	A
HARLAN COUNTY SCHOOL DISTRICT	234	7,788
HARRISON COUNTY SCHOOL DISTRICT	2,695	89,845
HARRODSBURG INDEPENDENT BOARD OF EDUCATION	2,665	88,821
HENDERSON COUNTY BOARD OF EDUCATION	2,022	67,398
HENRICO COUNTY	2,097	13,861
HENRY COUNTY TREASURER	18	A
ID USF	42	--
IDAHO STATE TAX COMMISSION	1,770	35,399
IL DEPT OF REVENUE	--	645
ILLINOIS DEPARTMENT OF REVENUE	--	5,088
INDIANA DEPARTMENT OF REVENUE	23,261	465,218
INTERNAL REVENUE SERVICE	95,885	3,194,096
JACKSON INDEPENDENT SCHOOLS	464	15,474
JESSAMINE COUNTY BOARD OF EDUCATION	7,431	247,695
KANSAS DEPT. OF REVENUE	17,130	234,706
KENTON COUNTY SCHOOL DISTRICT	109	3,621
KENTUCKY REVENUE CABINET	2,059	34,309

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended December 31, 2002

		Page 7 of 9
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

LAUREL COUNTY SCHOOL DISTRICT	8,862	295,397
LEE COUNTY SCHOOL DISTRICT	1,167	38,901
LESLIE COUNTY SCHOOL DISTRICT	887	29,556
LETCHER COUNTY BOARD OF EDUCATION	813	27,090
LEWIS COUNTY BOARD OF EDUCATION	939	37,574
LEWIS COUNTY SCHOOL DISTRICT	30	1,211
LINCOLN COUNTY BOARD OF EDUCATION	1,281	42,716
LOGAN COUNTY SCHOOL DISTRICT	36	1,207
LYNCHBURG, CITY OF	764	A
MADISON COUNTY SCHOOL DISTRICT	17,731	591,029
MAINE REVENUE SERVICES	234,744	4,694,872
MANAGER OF REVENUE	193	5,526
MARION COUNTY BOARD OF EDUCATION	2,567	85,569
MARTINSVILLE, CITY OF - TREASURER	122	A
MCLEAN COUNTY SCHOOL DISTRICT	432	14,409
MENIFEE COUNTY SCHOOL DISTRICT	527	17,554
MERCER COUNTY SCHOOL DISTRICT	1,647	54,910
MISSISSIPPI STATE TAX COMMISSION	42,153	602,179
MONTGOMERY COUNTY 911	11	A
MONTGOMERY COUNTY TREASURER	5	A
MORGAN COUNTY SCHOOL DISTRICT	1,275	42,508
MTEAF	--	3,628
NC DEPARTMENT OF REVENUE	9,881	143,422
NECA KUSF	34	928
NECA VUSF	--	27,454
NELSON COUNTY BOARD OF EDUCATION	1,100	36,665
NICHOLAS COUNTY SCHOOL DISTRICT	543	18,085
NJ DIVISION OF TAXATION	1,711	28,522
NORTON CITY OF	41	A
NYS ESTIMATED CORPORATION TAX	47,524	3,440,042
NYS SALES TAX PROCESSING	56,539	449,943
OHIO COUNTY SCHOOL DISTRICT	19	620
OKLAHOMA TAX COMMISSION	1,029	17,904
ORLEANS COUNTY TREASURER	5	A

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended December 31, 2002

		Page 8 of 9
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

OSET	79	A
OWENSBORO BOARD OF EDUCATION	11,654	388,459
OWSLEY COUNTY BOARD OF EDUCATION	391	13,022
PA DEPARTMENT OF REVENUE	14	228
PA DEPARTMENT OF REVENUE	186,934	3,393,393
PA DEPT. OF REVENUE	4,792	95,801
PAGE COUNTY	15	A
PARIS INDEPENDENT SCHOOL DISTRICT	2,629	87,627
PERRY COUNTY SCHOOL DISTRICT	263	8,757
PITTSYLVANIA COUNTY	576	A
POWELL COUNTY SCHOOL DISTRICT	2,361	78,689
POWHATTAN COUNTY TREASURER	36	A
PULASKI COUNTY TREASURER	9	A
PULASKI, TOWN OF	7	A
RADFORD COUNTY	7	A
RHODE ISLAND DIVISION OF TAXATION	18	251
ROANOKE COUNTY	174	A
ROCKCASTLE COUNTY SCHOOL DISTRICT	738	24,609
RUSSELL INDEPENDENT SCHOOL DISTRICT	5,895	196,508
SARATOGA COUNTY TREASURER	175	A
SCHENECTADY COUNTY	67	A
SCHOHARIE COUNTY TREASURER	9	A
SCOTT COUNTY SCHOOL DISTRICT	5,808	193,601
SOUTH CAROLINA DEPT. OF REVENUE	47,231	786,796
SPOTSYLVANIA COUNTY	50	A
STATE OF CONNECTICUT	464,529	8,454,386
STATE OF MICHIGAN	225	3,750
STATE OF NEW HAMPSHIRE	37,133	525,146
STATE TAX DEPARTMENT	240,084	4,001,406
STAUNTON COUNTY	52	A
TAZEWELL COUNTY	36	A
TEXAS COMPTROLLER OF PUBLIC ACCOUNTS	30	482
TN DEPARTMENT OF REVENUE	24,660	281,025
TOWN OF BLACKSBURG	16,468	164,681

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended December 31, 2002

		Page 9 of 9
Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales

TOWN OF MT CRESTED BUTTE	1,219	27,078
TOWN OF SOUTH BOSTON	4,634	46,344
TOWN OF VINTON	1	148
TREASURER STATE OF MAINE	121	A
TREASURER STATE OF OHIO	110,059	1,776,082
UNION COUNTY SCHOOL DISTRICT	2,559	85,316
VERMONT DEPARTMENT OF TAXES	247,900	4,961,601
VINTON TREASURER	10	A
VIRGINIA DEPARTMENT OF TAXATION	6,359	141,311
WARREN COUNTY TREASURER	112	A
WASHINGTON COUNTY ADMINISTRATORS	40	A
WASHINGTON COUNTY BOARD OF EDUCATION	157	5,221
WASHINGTON DEPT. OF REVENUE	761	9,657
WEBSTER COUNTY BOARD OF EDUCATION	813	27,105
WINCHESTER CITY TREASURER	230	A
WOLFE COUNTY SCHOOL DISTRICT	730	24,335
WOODFORD COUNTY BOARD OF EDUCATION	4,810	160,349
WYOMING COUNTY TREASURER	8	A
WYOMING DEPARTMENT OF REVENUE	16	263
WYUSF	--	313

TOTAL	$6,115,918	$102,259,629

Note (A): The 911 surcharge tax is based upon the number of phone lines and not as a function of gross taxable sales.

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended December 31, 2002

		Page 1 of 5
Payee	Amount Paid	Check Date
ALBEMARLE COUNTY	$1,216	12/05/02
ALTAVISTA TOWN	844	12/10/02
AMELIA COUNTY	817	12/18/02
AVAYA FINANCIAL SERVICES	91	12/23/02
AVON TOWN	1,576	12/18/02
BARING PLANTATION TOWN	171	12/09/02
BARROW COUNTY TAX COMMISSIONER	4,371	12/18/02
BERTIE COUNTY	786	12/27/02
BETHEL PARK MUNICIPALITY PA	452	12/09/02
BLACKBURN CENTER, LLC	433	12/26/02
BLADEN COUNTY	482	12/18/02
BOUNDARY COUNTY TREASURER	5,941	12/09/02
BOYDTON TOWN TREASURER	84	12/09/02
BROADWAY TOWN	41	12/18/02
BROOKNEAL TOWN	207	12/18/02
BUCHANAN COUNTY	6	12/18/02
CAL & JOANNE FAMILY LTD PRTNRSP	200	12/23/02
CAPITAL PARTNERS, LLC	7,173	12/06/02
CHARLESTON COUNTY	3,561	12/09/02
CHASE MANHATTAN MORTGAGE CORP	1,012	12/28/02
CHATHAM TOWN	46	12/18/02
CHEROKEE COUNTY	365	12/18/02
CITY OF BUFFALO	268,517	12/09/02
CITY OF CHARLOTTESVILLE	1,486	12/05/02
CITY OF DANVILLE	2,344	12/05/02
CITY OF FREDERICK	54,092	12/09/02
CITY OF GALAX	793	12/10/02
CITY OF GALAX	90	12/18/02
CITY OF HARTFORD	57,948	12/27/02
CITY OF LYNCHBURG	1,157	12/27/02
CITY OF LYNCHBURG	1,157	12/28/02
CITY OF ROANOKE RAPIDS	1,877	12/27/02
CITY OF SALEM	1,444	12/06/02
CITY OF WAYNESBORO	2,413	12/18/02
CITY OF WINCHESTER	473	12/18/02
CLAREMONT	2,959	12/27/02
CLARKE COUNTY TREASURER	448	12/05/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended December 31, 2002

		Page 2 of 5
Payee	Amount Paid	Check Date

COLUMBUS COUNTY	162	12/18/02
COLUMBUS COUNTY	3,275	12/27/02
CORNELIUS TOWN OF	1,589	12/28/02
COUNTY OF GRAYSON	1,065	12/27/02
COUNTY OF ROCKINGHAM	8,945	12/06/02
COUNTY OF ROCKINGHAM	7,120	12/18/02
CULLMAN COUNTY	21,817	12/09/02
CULPEPER COUNTY, TREASURER	12,960	12/05/02
DE LAGE LANDEN FINANCIAL SERV	215	12/11/02
DILLON COUNTY TREASURER	1,281	12/11/02
DONALD E AND DORIS D BRADLEY	116	12/06/02
EAST MIDDLEBURY FIRE DIST. NO 1	92	12/27/02
ELKTON TOWN	29	12/18/02
ELMORE COUNTY TAX COLLECTER	11,289	12/28/02
EMPORIA CITY TREASURER	454	12/05/02
FLING A. TRAYLOR & ANNETTE C	19,162	12/06/02
FRANKLIN TOWN	1,476	12/27/02
FREDERICKSBURG CITY TREASURER	56,677	12/06/02
GE CAPITAL FLEET SERVICES	172	12/13/02
GLICK BROTHERS LUMBER CO	119	12/06/02
GLYNN CNTY. TAX COMMISSIONER	1,082	12/18/02
GRETNA TOWN	8	12/05/02
HARRINGTON TOWN	2,947	12/09/02
HARRISONBURG CITY	4,215	12/05/02
HERRY COUNTY TREASURER	185	12/05/02
HERTFORD COUNTY TAX OFFICE	20,274	12/27/02
IMPERIAL COUNTY TAX COLLECTOR	30,754	12/05/02
JEFFERSON COUNTY	3,324	12/09/02
KIR TEMECULA L.P.	105	12/23/02
KOOTENAI COUNTY TR	91,605	12/27/02
LARRY SCHREDER	1,120	12/23/02
LATAH COUNTY TAX COLLECTOR	22,952	12/27/02
LEE COUNTY TAX COLLECTOR	2,212	12/20/02
LETCHER COUNTY BOARD OF EDUCATI	798	12/11/02
LOS ANGELES COUNTY	1,062,169	12/10/02
LOS ANGELES COUNTY CA	293,758	12/06/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended December 31, 2002

		Page 3 of 5
Payee	Amount Paid	Check Date

LOUDOUN COUNTY	108	12/09/02
LUNENBURG COUNTY	920	12/18/02
LURAY TOWN	67	12/18/02
MACCLESFIELD TOWN	26	12/18/02
MADISON COUNTY	45	12/05/02
MECKLENBURG COUNTY	116	12/03/02
MONTGOMERY COUNTY TREASURER	5,815	12/05/02
NASH COUNTY TAX COLLECTOR	5,861	12/27/02
NORTHUMBERLAND COUNTY	6,879	12/05/02
NORTON CITY TAX COLLECTOR	357	12/18/02
OXNARD ST. PROPERTIES, LTD	18,969	12/17/02
PALM BEACH COUNTY TAX COLLECTOR	2,819	12/09/02
PALMYRA TOWN	1,159	12/09/02
PENNINGTON GAP	298	12/09/02
PITTSTON TOWN	2,062	12/09/02
POLK COUNTY TREASURE	7,777	12/09/02
POWHATAN COUNTY TREASURER	1,035	12/05/02
RICHARD M O'BANNON	4,948	12/12/02
RIVERSIDE COUNTY	3,621	12/06/02
RIVERSIDE COUNTY	218,048	12/09/02
ROCKPORT TOWN	5,373	12/05/02
ROGERS COUNTY TREA	12,895	12/09/02
ROGERS COUNTY TREA	393	12/27/02
ROLAND VOM DORP	4,843	12/11/02
SAN BERNARDINO COUNTY TREASURER	74,545	12/10/02
SAN BERNARDINO COUNTY TREASURER	3,681	12/27/02
SAN DIEGO COUNTY	54,506	12/04/02
SECOND AND MAIN ASSOCIATES	1,709	12/23/02
SEWARD COUNTY TREASURER	10,857	12/09/02
SHENANDOAH TOWN COLLECTOR	25	12/18/02
SMYTH COUNTY TREASURER	1,674	12/27/02
SOUTH BRISTOL TOWN	245	12/09/02
ST JOHN PLANTATION	393	12/09/02
ST LUCIE COUNTY	2,445	12/27/02
STATE TAX DEPARTMENT	74,552	12/10/02
STOCKBRIDGE TOWN	943	12/10/02
SURRY COUNTY TAX COLLECTOR	2,425	12/18/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended December 31, 2002

		Page 4 of 5
Payee	Amount Paid	Check Date

THE LESTER GROUP INC	236	12/04/02
THOMASTON TOWN	2,005	12/05/02
TIMBERVILLE TOWN COLLECTOR	24	12/18/02
TOWN OF ADDISON	8	12/09/02
TOWN OF ARLINGTON	576	12/27/02
TOWN OF BERRYVILLE	165	12/09/02
TOWN OF BLACKSBURG	6	12/05/02
TOWN OF BLUE HILL	280	12/27/02
TOWN OF BRIDGEWATER	116	12/18/02
TOWN OF BUCKFIELD	3,277	12/09/02
TOWN OF CAMPTON	98	12/27/02
TOWN OF CEDAR BLUFF	38	12/05/02
TOWN OF CHESTERVILLE	577	12/09/02
TOWN OF CHILMARK	231	12/09/02
TOWN OF COEBURN	768	12/05/02
TOWN OF DAVIDSON	1,613	12/28/02
TOWN OF EASTON	70	12/27/02
TOWN OF EDGARTOWN	828	12/09/02
TOWN OF FRONT ROYAL	186	12/05/02
TOWN OF GIBSON	106	12/09/02
TOWN OF GREENWOOD	306	12/09/02
TOWN OF HURT	46	12/18/02
TOWN OF INDEPENDENCE	125	12/05/02
TOWN OF LEE	10,007	12/09/02
TOWN OF LITTLETON TAX COLLECTOR	7,013	12/09/02
TOWN OF LONDONDERRY	0	12/10/02
TOWN OF LONDONDERRY	21,218	12/27/02
TOWN OF ORANGE	144	12/05/02
TOWN OF PARIS	1,947	12/09/02
TOWN OF PULASKI	413	12/18/02
TOWN OF RICHLANDS	265	12/03/02
TOWN OF RUMNEY	2	12/09/02
TOWN OF SORRENTO	1,758	12/09/02
TOWN OF SOUTH BOSTON	35	12/18/02
TOWN OF STANLEY	29	12/18/02
TOWN OF STEPHENS CITY	2	12/18/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended December 31, 2002

		Page 5 of 5
Payee	Amount Paid	Check Date

TOWN OF STRONG	818	12/27/02
TOWN OF STUART	310	12/18/02
TOWN OF SUTTON	511	12/09/02
TOWN OF VICTORIA	3	12/27/02
TOWN OF WHITEVILLE	37	12/09/02
TOWN OF WOODSTOCK	433	12/05/02
TOWN OF WOODSTOCK	0	12/06/02
TREASURER OF RAPPAHANNOCK CO	359	12/05/02
TREASURER OF TAZEWELL COUNTY	992	12/03/02
VILLAGE OF SAXTONS RIVER	10	12/09/02
WALPOLE TOWN NH	435	12/18/02
WARRENTON TOWN TAX COLLECTOR	574	12/05/02
WILKES COUNTY	800	12/27/02
WISE TOWN TAX COLLECTOR	27	12/18/02
YADKIN COUNTY	70	12/18/02

	$2,704,927

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended December 31, 2002

			Page 1 of 8
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
ALBANY COUNTY	911 Surcharge	$476	12/19/02
ALBEMARLE COUNTY	911 Surcharge	5,394	12/20/02
AMHERST COUNTY	911 Surcharge	8	12/20/02
BOARD OF EQUALIZATION	911 Surcharge	854	12/19/02
BOTETOURT COUNTY TREASURER	911 Surcharge	13	12/20/02
BUCHANAN COUNTY	911 Surcharge	12	12/20/02
CAMPBELL COUNTY	911 Surcharge	179	12/20/02
CATTARAUGUS COUNTY	911 Surcharge	27	12/19/02
CHESTERFIELD COUNTY	911 Surcharge	480	12/18/02
CHIEF FISCAL OFFICER	911 Surcharge	57	12/19/02
CITY OF BEDFORD	911 Surcharge	70	12/20/02
CITY OF BUENA VISTA	911 Surcharge	5	12/20/02
CITY OF CHARLOTTESVILLE	911 Surcharge	2,275	12/20/02
CITY OF LEXINGTON	911 Surcharge	8	12/18/02
CITY OF LYNCHBURG	911 Surcharge	785	12/20/02
CITY OF MARTINSVILLE	911 Surcharge	122	12/20/02
CITY OF RICHMOND	911 Surcharge	2,375	12/20/02
CITY OF ROANOKE TREASURER	911 Surcharge	1,125	12/18/02
CITY OF SALEM	911 Surcharge	382	12/20/02
CITY OF WINCHESTER	911 Surcharge	546	12/20/02
CLINTON COUNTY TREASURER	911 Surcharge	18	12/19/02
COUNTY OF GENESEE	911 Surcharge	15	12/19/02
COUNTY OF HALIFAX	911 Surcharge	50	12/20/02
COUNTY OF PULASKI	911 Surcharge	9	12/20/02
COUNTY OF ROANOKE	911 Surcharge	232	12/20/02
CULPEPER COUNTY TREASURER	911 Surcharge	9	12/20/02
DIRECTOR OF FINANCE	911 Surcharge	8	12/19/02
ERIE COUNTY COMPTROLLER	911 Surcharge	6,197	12/19/02
ESSEX COUNTY TREASURER	911 Surcharge	61	12/19/02
EXECUTIVE DIRECTOR-NHBEC (E-911	911 Surcharge	373	12/19/02
FAUQUIER COUNTY TREASURER	911 Surcharge	24	12/20/02
FRANKLIN COUNTY PUBLIC SAFETY	911 Surcharge	16	12/20/02
GREENE COUNTY	911 Surcharge	21	12/20/02
HANOVER COUNTY TREASURER	911 Surcharge	385	12/20/02
HENRICO COUNTY	911 Surcharge	1,571	12/20/02
HENRY COUNTY TREASURER	911 Surcharge	18	12/20/02
MONTGOMERY COUNTY 911	911 Surcharge	11	12/19/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended December 31, 2002

			Page 2 of 8
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

MONTGOMERY COUNTY TREASURER	911 Surcharge	6	12/20/02
NORTON CITY TAX COLLECTOR	911 Surcharge	41	12/20/02
OSET	911 Surcharge	71	12/19/02
PAGE COUNTY	911 Surcharge	15	12/20/02
PITTSYLVANIA COUNTY	911 Surcharge	579	12/20/02
POWHATAN COUNTY TREASURER	911 Surcharge	36	12/20/02
SARATOGA COUNTY TREASURER	911 Surcharge	188	12/19/02
SCHENECTADY COUNTY	911 Surcharge	88	12/19/02
SCHOHARIE COUNTY TREASURER	911 Surcharge	9	12/19/02
TAZEWELL COUNTY	911 Surcharge	36	12/20/02
TOWN OF CHRISTIANSBURG	911 Surcharge	19	12/20/02
TOWN OF PULASKI	911 Surcharge	9	12/20/02
TREASURER OF SPOTSYLVANIA	911 Surcharge	50	12/20/02
TREASURER STATE OF MAINE	911 Surcharge	121	12/19/02
VINTON TREASURER	911 Surcharge	10	12/20/02
WARREN COUNTY TREASURER	911 Surcharge	12	12/20/02
WYOMING COUNTY NY	911 Surcharge	9	12/19/02
INTERNAL REVENUE SERVICE	Federal Excise Tax	47,313	12/10/02
INTERNAL REVENUE SERVICE	Federal Excise Tax	47,698	12/26/02
ALABAMA DEPARTMENT OF REVENUE	Gross Receipts Tax	408	12/11/02
CALIFORNIA HIGH COST FUND - A	Gross Receipts Tax	185	12/11/02
CALIFORNIA HIGH COST FUND-B	Gross Receipts Tax	731	12/11/02
CALIFORNIA TELECONNECT FUND	Gross Receipts Tax	154	12/11/02
CITY OF ARCADIA	Gross Receipts Tax	28	12/13/02
CITY OF BEAUMONT	Gross Receipts Tax	6	12/13/02
CITY OF BRAWLEY	Gross Receipts Tax	15	12/13/02
CITY OF CALABASAS	Gross Receipts Tax	13	12/13/02
CITY OF COVINA	Gross Receipts Tax	13	12/13/02
CITY OF CULVER CITY	Gross Receipts Tax	10	12/13/02
CITY OF DESERT HOT SPRINGS	Gross Receipts Tax	11	12/13/02
CITY OF EL MONTE	Gross Receipts Tax	7	12/13/02
CITY OF EVERETT	Gross Receipts Tax	7	12/18/02
CITY OF FONTANA	Gross Receipts Tax	20	12/13/02
CITY OF HAWTHORNE	Gross Receipts Tax	6	12/13/02
CITY OF HERMOSA BEACH	Gross Receipts Tax	26	12/13/02
CITY OF HOLTVILLE	Gross Receipts Tax	6	12/13/02
CITY OF LA HABRA	Gross Receipts Tax	38	12/13/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended December 31, 2002

			Page 3 of 8
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

CITY OF LA VERNE	Gross Receipts Tax	24	12/13/02
CITY OF LONG BEACH	Gross Receipts Tax	11	12/13/02
CITY OF LOS ANGELES	Gross Receipts Tax	1,874	12/13/02
CITY OF MORENO VALLEY	Gross Receipts Tax	87	12/13/02
CITY OF PICO RIVERA	Gross Receipts Tax	6	12/13/02
CITY OF PLACENTIA	Gross Receipts Tax	11	12/13/02
CITY OF PULLMAN	Gross Receipts Tax	38	12/18/02
CITY OF REDONDO BEACH	Gross Receipts Tax	97	12/13/02
CITY OF RIVERSIDE	Gross Receipts Tax	22	12/13/02
CITY OF SACRAMENTO	Gross Receipts Tax	6	12/13/02
CITY OF SAN BERNARDINO	Gross Receipts Tax	47	12/13/02
CITY OF SANTA ANA	Gross Receipts Tax	25	12/13/02
CITY OF SANTA BARBARA	Gross Receipts Tax	6	12/13/02
CITY OF SANTA MONICA	Gross Receipts Tax	219	12/13/02
CITY OF SEAL BEACH	Gross Receipts Tax	8	12/13/02
CITY OF SIERRA MADRE	Gross Receipts Tax	5	12/13/02
CITY OF TORRANCE	Gross Receipts Tax	8	12/13/02
CITY OF VALLEJO	Gross Receipts Tax	6	12/13/02
CITY OF VENTURA	Gross Receipts Tax	49	12/13/02
CITY OF WHITTIER	Gross Receipts Tax	26	12/13/02
DEAF TRUST	Gross Receipts Tax	154	12/11/02
FLORIDA DEPT OF REVENUE	Gross Receipts Tax	9,880	12/20/02
IDAHO UNIVERSAL SERVICE FUND	Gross Receipts Tax	42	12/18/02
NECA MTEAF	Gross Receipts Tax	17	12/11/02
NECA PAUSF	Gross Receipts Tax	884	12/11/02
NECA TX USF	Gross Receipts Tax	24	12/11/02
NECA VUSF	Gross Receipts Tax	298	12/11/02
NORTH DAKOTA STATE TAX COMMISSI	Gross Receipts Tax	10	12/11/02
NYS CORPORATION TAX	Gross Receipts Tax	5,125	12/12/02
NYS CORPORATION TAX	Gross Receipts Tax	120,800	12/16/02
PUBLIC SERVICE COMMISSION	Gross Receipts Tax	203	12/12/02
STATE OF NEW HAMPSHIRE	Gross Receipts Tax	3,240	12/11/02
UNIVERSAL LIFETIME TELEPHONE SE	Gross Receipts Tax	747	12/11/02
UNIVERSAL SERVICE ADMINSTRATIVE	Gross Receipts Tax	59,482	12/09/02
ARIZONA DEPARTMENT OF REVENUE	Sales Tax	10,015	12/11/02
BATH COUNTY SCHOOL D	Sales Tax	1,162	12/11/02
BEREA INDEPENDENT SCHOOL DIST	Sales Tax	1,693	12/11/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended December 31, 2002

			Page 4 of 8
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

BOARD OF EQUALIZATION	Sales Tax	277	12/24/02
BOURBON COUNTY SCHOOL	Sales Tax	537	12/11/02
BOYLE COUNTY SCHOOL DISTRICT	Sales Tax	1,507	12/11/02
BREATHITT COUNTY SCH	Sales Tax	955	12/11/02
BURGIN EDUCATION BO	Sales Tax	305	12/11/02
BUTLER COUNTY SCHOOL DISTRICT	Sales Tax	52	12/11/02
CARTER COUNTY SCHOOL	Sales Tax	1,576	12/11/02
CITY OF AURORA	Sales Tax	225	12/17/02
CITY OF COLORADO SPRINGS	Sales Tax	231	12/11/02
CITY OF LA HABRA	Sales Tax	24,433	12/11/02
CITY OF REDONDO BEACH CA	Sales Tax	37,426	12/11/02
CITY OF SANTA MONICA	Sales Tax	130,764	12/11/02
COLORADO DEPARTMENT OF REVENUE	Sales Tax	556	12/11/02
COLORADO DEPT OF REVENUE	Sales Tax	2,933	12/20/02
COMMONWEALTH OF MASS	Sales Tax	51	12/11/02
COMMONWEALTH OF MASS	Sales Tax	366	12/13/02
COMMONWEALTH OF MASS	Sales Tax	366	12/18/02
COMPTROLLER OF MARYLAND	Sales Tax	3,708	12/11/02
COMPTROLLER OF MD	Sales Tax	7,950	12/20/02
CONNECTICUT DEPT OF REVENUE	Sales Tax	77,709	12/30/02
DANVILLE INDEPENDENT SCHOOL DIS	Sales Tax	4,594	12/11/02
DAVIESS CO BOARD OF EDUCATION	Sales Tax	15,993	12/11/02
ELLIOTT COUNTY SCHOO	Sales Tax	301	12/11/02
FLORIDA DEPT OF REVENUE	Sales Tax	10	12/18/02
FLORIDA DEPT OF REVENUE	Sales Tax	141,023	12/20/02
FRANKLIN COUNTY SCHOOL DISTRICT	Sales Tax	88	12/11/02
GARRARD COUNTY SCHOOL DISTRICT	Sales Tax	990	12/11/02
GEORGIA DEPARTMENT OF REVENUE	Sales Tax	12,173	12/16/02
HANCOCK COUNTY BOARD OF	Sales Tax	829	12/11/02
HARLAN COUNTY SCHOOL	Sales Tax	237	12/11/02
HARRISON COUNTY SCHOOL DISTRICT	Sales Tax	2,707	12/11/02
HARRODSBURG BOARD OF EDUCATION	Sales Tax	2,711	12/11/02
HENDERSON CO BOARD OF EDUCATION	Sales Tax	2,002	12/11/02
IDAHO STATE TAX COMMISSION	Sales Tax	1,651	12/13/02
INDIANA DEPT OF REVENUE	Sales Tax	1,067	12/18/02
INDIANA DEPT OF REVENUE	Sales Tax	22,126	12/20/02
JACKSON INDEPENDENT SCHOOLS	Sales Tax	458	12/11/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended December 31, 2002

			Page 5 of 8
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

KANSAS DEPT OF REVENUE	Sales Tax	16,518	12/26/02
KENTON COUNTY SCHOOL DISTRICT	Sales Tax	113	12/11/02
KENTUCKY REVENUE CABINET	Sales Tax	59	12/20/02
LAUREL COUNTY SCHOOL	Sales Tax	8,792	12/11/02
LEE COUNTY SCHOOL DI	Sales Tax	1,146	12/11/02
LESLIE COUNTY SCHOOL	Sales Tax	885	12/11/02
LINCOLN COUNTY BOARD OF EDUCATI	Sales Tax	1,263	12/11/02
LOGAN COUNTY SCHOOL DISTRICT	Sales Tax	35	12/11/02
MADISON COUNTY SCHOOL DISTRICT	Sales Tax	17,414	12/11/02
MAINE REVENUE SERVICES	Sales Tax	230,046	12/16/02
MANAGER OF REVENUE	Sales Tax	120	12/18/02
MARION COUNTY SCHOOL	Sales Tax	2,551	12/11/02
MCLEAN COUNTY SCHOOL DISTRICT	Sales Tax	427	12/11/02
MENIFEE COUNTY SCHOO	Sales Tax	514	12/11/02
MERCER COUNTY SCHOOL DISTRICT	Sales Tax	1,645	12/11/02
MINOLTA CORPORATION	Sales Tax	516	12/03/02
MINOLTA CORPORATION	Sales Tax	12	12/11/02
MINOLTA CORPORATION	Sales Tax	4	12/28/02
MISSISSIPPI STATE TAX COMMISSIO	Sales Tax	4,702	12/11/02
MORGAN COUNTY SCHOOL	Sales Tax	1,275	12/11/02
NELSON COUNTY BOARD OF EDUCATIO	Sales Tax	1,078	12/11/02
NEW JERSEY SALES TAX	Sales Tax	170	12/11/02
NICHOLAS COUNTY SCHO	Sales Tax	547	12/11/02
NORTH CAROLINA DEPT OF REVENUE	Sales Tax	8,445	12/13/02
NYS SALES TAX PROCESSING	Sales Tax	98,363	12/18/02
NYS SALES TAX PROCESSING	Sales Tax	6,686	12/19/02
OHIO COUNTY SCHOOL DISTRICT	Sales Tax	17	12/11/02
OKLAHOMA TAX COMMISSION	Sales Tax	1,029	12/12/02
OWENSBORO BOARD OF EDUCATION	Sales Tax	11,470	12/11/02
OWSLEY COUNTY BOARD OF EDUCATIO	Sales Tax	388	12/11/02
PA DEPARTMENT OF REVENUE	Sales Tax	144,151	12/20/02
PA DEPT. OF REVENUE	Sales Tax	16,483	12/18/02
PARIS INDEPENDENT SCHOOLS	Sales Tax	2,628	12/11/02
PERRY COUNTY SCHOOL	Sales Tax	264	12/11/02
POWELL COUNTY SCHOOL	Sales Tax	2,363	12/11/02
ROCKCASTLE COUNTY SCHOOL	Sales Tax	725	12/11/02
SCOTT COUNTY SCHOOL	Sales Tax	5,771	12/11/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended December 31, 2002

			Page 6 of 8
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

SOUTH CAROLINA DEPARTMENT OF	Sales Tax	45,425	12/20/02
STATE OF CONNECTICUT	Sales Tax	519,916	12/31/02
STATE TAX DEPARTMENT	Sales Tax	164,999	12/10/02
TENNESSEE DEPT OF REVENUE	Sales Tax	22,848	12/18/02
TOWN OF MT CRESTED BUTTE	Sales Tax	1,156	12/18/02
TREASURER - STATE OF OHIO	Sales Tax	6,661	12/23/02
TREASURER STATE OF OHIO	Sales Tax	784	12/13/02
TREASURER STATE OF OHIO	Sales Tax	19,004	12/16/02
TREASURER STATE OF OHIO	Sales Tax	3,898	12/18/02
TREASURER STATE OF OHIO	Sales Tax	301	12/20/02
TREASURER STATE OF OHIO	Sales Tax	91,252	12/23/02
UNION COUNTY SCHOOL DISTRICT	Sales Tax	2,562	12/11/02
VERMONT DEPT OF TAXES	Sales Tax	229,063	12/19/02
VERMONT DEPT OF TAXES	Sales Tax	15,647	12/23/02
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	256	12/16/02
VIRGINIA DEPARTMENT OF TAXATION	Sales Tax	2,580	12/18/02
WASHINGTON COUNTY BOARD OF EDU	Sales Tax	160	12/11/02
WASHINGTON DEPT OF REVENUE	Sales Tax	789	12/23/02
WEBSTER COUNTY BOARD OF	Sales Tax	792	12/11/02
WEST VIRGINIA DEPARTMENT OF TAX & REVENUE	Sales Tax	13,733	12/12/02
WOLFE COUNTY SCHOOL	Sales Tax	738	12/11/02
WOODFORD COUNTY BOARD OF ED	Sales Tax	4,717	12/11/02
WORLDWIDE DIGITAL LLC	Sales Tax	0	12/11/02
ARIZONA DEPARTMENT OF REVENUE	Telecommunications Tax	48	12/13/02
COLORADO DEPARTMENT OF REVENUE	Telecommunications Tax	488	12/12/02
FLORIDA DEPT OF REVENUE	Telecommunications Tax	2,954,183	12/20/02
GEORGIA DEPARTMENT OF REVENUE	Telecommunications Tax	228	12/16/02
KENTUCKY REVENUE CABINET	Telecommunications Tax	1,311	12/20/02
MISSISSIPPI STATE TAX COMMISSIO	Telecommunications Tax	96	12/11/02
NEW JERSEY SALES TAX	Telecommunications Tax	1,401	12/11/02
NORTH CAROLINA DEPT OF REVENUE	Telecommunications Tax	841	12/11/02
NYS SALES TAX PROCESSING	Telecommunications Tax	8,573	12/18/02
NYS SALES TAX PROCESSING	Telecommunications Tax	653	12/19/02
PA DEPARTMENT OF REVENUE	Telecommunications Tax	15,282	12/20/02
STATE OF MICHIGAN	Telecommunications Tax	228	12/11/02
TREASURER OF STATE OF OHIO	Telecommunications Tax	8,081	12/23/02
VERMONT DEPT OF TAXES	Telecommunications Tax	1,116	12/19/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended December 31, 2002

			Page 7 of 8
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

ALBEMARLE COUNTY	Utility Tax	9,379	12/18/02
ASHLAND INDEPENDENT BOARD OF	Utility Tax	10,684	12/11/02
BEDFORD COUNTY	Utility Tax	148	12/18/02
BOYD COUNTY SCHOOL D	Utility Tax	3,346	12/11/02
BRECKINRIDGE COUNTY BOARD OF	Utility Tax	550	12/11/02
CAROLE MATTHEWS, TREASURER	Utility Tax	21,451	12/12/02
CHESTERFIELD COUNTY	Utility Tax	185	12/18/02
CITY OF BALDWIN PARK	Utility Tax	4,226	12/11/02
CITY OF BEAUMONT	Utility Tax	1,796	12/11/02
CITY OF BRAWLEY	Utility Tax	5,919	12/11/02
CITY OF CHARLOTTSVILLE	Utility Tax	16,661	12/18/02
CITY OF FONTANA	Utility Tax	32,124	12/11/02
CITY OF HERMOSA BEACH	Utility Tax	16,807	12/11/02
CITY OF HERMOSA BEACH	Utility Tax	137	12/19/02
CITY OF HOLTVILLE	Utility Tax	1,518	12/11/02
CITY OF LEXINGTON	Utility Tax	23	12/18/02
CITY OF LOS ANGELES	Utility Tax	119	12/19/02
CITY OF MARTINSVILLE	Utility Tax	693	12/18/02
CITY OF MORENO VALLEY	Utility Tax	52,927	12/11/02
CITY OF PICO RIVERA	Utility Tax	10,640	12/11/02
CITY OF PLACENTIA	Utility Tax	16,151	12/11/02
CITY OF PORT HUENEME	Utility Tax	7,952	12/11/02
CITY OF REDONDO BEACH CA	Utility Tax	4	12/19/02
CITY OF RICHMOND	Utility Tax	19,182	12/18/02
CITY OF ROANOKE TREASURER	Utility Tax	3,670	12/18/02
CITY OF SAN BERNARDINO	Utility Tax	57,644	12/11/02
CITY OF SAN BERNARDINO	Utility Tax	53	12/19/02
CITY OF SAN BUENAVENTURA	Utility Tax	26,531	12/11/02
CITY OF SANTA MONICA	Utility Tax	30	12/19/02
CITY OF TORRANCE	Utility Tax	17	12/19/02
CITY OF WINCHESTER	Utility Tax	17,454	12/18/02
CITY TREASURER OF WAYNESBORO	Utility Tax	29,594	12/18/02
COUNTY OF MONTGOMERY	Utility Tax	9,670	12/18/02
HENRICO COUNTY	Utility Tax	496	12/18/02
JESSAMINE COUNTY BOARD OF EDUCA	Utility Tax	7,403	12/11/02

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended December 31, 2002

			Page 8 of 8
Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid

LEWIS COUNTY BOARD OF	Utility Tax	937	12/11/02
LEWIS COUNTY SCHOOL	Utility Tax	30	12/11/02
MADISON COUNTY SCHOOL DISTRICT	Utility Tax	64	12/11/02
RUSSELL INDEPENDENT	Utility Tax	6,220	12/11/02
STATE OF NEW HAMPSHIRE	Utility Tax	31,547	12/11/02
TOWN OF BLACKSBURG	Utility Tax	16,909	12/18/02
TOWN OF CHRISTIANSBURG	Utility Tax	69	12/18/02
TOWN OF SOUTH BOSTON	Utility Tax	4,692	12/18/02
TREASURER OF CHARLOTTESVILLE	Utility Tax	52,788	12/18/02
TREASURER OF HANOVER COUNTY	Utility Tax	57	12/18/02
VINTON TREASURER	Utility Tax	12	12/18/02

TOTAL		$6,066,377

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended December 31, 2002

			Page 1 of 6
LEGAL ENTITY	Account Number	Case Number	Disbursements
ACC CABLE COMMUNICATIONS FL-VA, LLC	081-02-41904	02-41904	$1,863,010
ACC CABLE HOLDINGS VA, INC	081-02-41905	02-41905	--
ACC HOLDINGS II, LLC	081-02-41955	02-41955	--
ACC INVESTMENT HOLDINGS, INC	081-02-41957	02-41957	4,206
ACC OPERATIONS, INC	081-02-41956	02-41956	31,070
ACC TELECOMMUNICATIONS HOLDINGS LLC	081-02-41864	02-41864	--
ACC TELECOMMUNICATIONS LLC	081-02-41863	02-41863	2,760,759
ACC TELECOMMUNICATIONS OF VIRGINIA LLC	081-02-41862	02-41862	451,088
ACC-AMN HOLDINGS, LLC	081-02-41861	02-41861	--
ADELPHIA ACQUISITION SUBSIDIARY, INC	081-02-41860	02-41860	--
ADELPHIA ARIZONA, INC	081-02-41859	02-41859	--
ADELPHIA BLAIRSVILLE, LLC	081-02-41735	02-41735	--
ADELPHIA CABLE PARTNERS, LP	081-02-41902	02-41902	5,078,024
ADELPHIA CABLEVISION ASSOCIATES, LP	081-02-41913	02-41913	488,803
ADELPHIA CABLEVISION CORP	081-02-41752	02-41752	926,612
ADELPHIA CABLEVISION OF BOCA RATON, LLC	081-02-41751	02-41751	810,678
ADELPHIA CABLEVISION OF FONTANA, LLC	081-02-41755	02-41755	--
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC	081-02-41754	02-41754	4,093,440
ADELPHIA CABLEVISION OF NEW YORK, INC	081-02-41892	02-41892	2,433,037
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC	081-02-41947	02-41947	361,875
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC	081-02-41781	02-41781	341,191
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC	081-02-41946	02-41946	376,150
ADELPHIA CABLEVISION OF SAN BERNANDINO, LLC	081-02-41753	02-41753	--
ADELPHIA CABLEVISION OF SANTA ANA, LLC	081-02-41831	02-41831	2,047,878
ADELPHIA CABLEVISION OF SEAL BEACH, LLC	081-02-41757	02-41757	114,864
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC	081-02-41830	02-41830	1,467,346
ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC	081-02-41943	02-41943	287,280
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC	081-02-41783	02-41783	143,940
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC	081-02-41766	02-41766	1,950,846
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC	081-02-41764	02-41764	60,490
ADELPHIA CABLEVISION, LLC	081-02-41858	02-41858	59,937,069
ADELPHIA CALIFORNIA CABLEVISION, LLC	081-02-41942	02-41942	2,803,071
ADELPHIA CENTRAL PENNSYLVANIA, LLC	081-02-41950	02-41950	2,654,415
ADELPHIA CLEVELAND, LLC	081-02-41793	02-41793	10,602,234
ADELPHIA COMMUNICATIONS CORPORATION	081-02-41729	02-41729	56,917
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC	081-02-41857	02-41857	--
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC	081-02-41748	02-41748	2,359,740
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC	081-02-41817	02-41817	1,385,416
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC	081-02-41749	02-41749	103,603

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended December 31, 2002

			Page 2 of 6
LEGAL ENTITY	Account Number	Case Number	Disbursements

ADELPHIA COMPANY OF WESTERN CONNECTICUT	081-02-41801	02-41801	2,312,368
ADELPHIA GENERAL HOLDINGS III, LLC	081-02-41854	02-41854	--
ADELPHIA GP HOLDINGS, LLC	081-02-41829	02-41829	--
ADELPHIA GS CABLE, LLC	081-02-41908	02-41908	1,891,034
ADELPHIA HARBOR CENTER HOLDINGS, LLC	081-02-41853	02-41853	--
ADELPHIA HOLDINGS 2001, LLC	081-02-41926	02-41926	--
ADELPHIA INTERNATIONAL II, LLC	081-02-41856	02-41856	--
ADELPHIA INTERNATIONAL III, LLC	081-02-41855	02-41855	400,000
ADELPHIA MOBILE PHONES, INC	081-02-41852	02-41852	--
ADELPHIA OF THE MIDWEST, INC	081-02-41794	02-41794	--
ADELPHIA PINELLAS COUNTY, LLC	081-02-41944	02-41944	--
ADELPHIA PRESTIGE CABLEVISION, LLC	081-02-41795	02-41795	3,765,564
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC	081-02-41939	02-41939	23,807
ADELPHIA TELECOMMUNICATIONS, INC	081-02-41851	02-41851	1,088,513
ADELPHIA WELLSVILLE, LLC	081-02-41850	02-41850	--
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC	081-02-41849	02-41849	--
ARAHOVA COMMUNICATIONS, INC	081-02-41815	02-41815	8,439
ARAHOVA HOLDINGS, LLC	081-02-41893	02-41893	--
BADGER HOLDING CORPORATION	081-02-41792	02-41792	--
BETTER TV INC. OF BENNINGTON	081-02-41914	02-41914	265,741
BLACKSBURG/SALEM CABLEVISION, INC	081-02-41759	02-41759	806,860
BRAZAS COMMUNICATIONS, INC	081-02-41804	02-41804	4,505
BUENAVISION TELECOMMUNICATIONS, INC	081-02-41938	02-41938	431,981
CABLE SENTRY CORPORATION	081-02-41894	02-41894	--
CALIFORNIA AD SALES, LLC	081-02-41945	02-41945	--
CCC-III, INC	081-02-41867	02-41867	--
CCC-INDIANA, INC	081-02-41937	02-41937	--
CCH INDIANA, LP	081-02-41935	02-41935	--
CDA CABLE, INC	081-02-41879	02-41879	153,053
CENTURY ADVERTISING, INC	081-02-41731	02-41731	46
CENTURY ALABAMA CORP	081-02-41889	02-41889	267,847
CENTURY ALABAMA HOLDING CORP	081-02-41891	02-41891	--
CENTURY AUSTRALIA COMMUNICATIONS CORP	081-02-41738	02-41738	--
CENTURY BERKSHIRE CABLE CORP	081-02-41762	02-41762	389,192
CENTURY CABLE HOLDING CORP	081-02-41814	02-41814	50
CENTURY CABLE HOLDINGS, LLC	081-02-41812	02-41812	8,891,347
CENTURY CABLE MANAGEMENT CORPORATION	081-02-41887	02-41887	177,791

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended December 31, 2002

			Page 3 of 6
LEGAL ENTITY	Account Number	Case Number	Disbursements

CENTURY CABLE OF SOUTHERN CALIFORNIA	081-02-41745	02-41745	--
CENTURY CABLEVISION HOLDINGS, LLC	081-02-41936	02-41936	1,902,984
CENTURY CAROLINA CORP	081-02-41886	02-41886	458,031
CENTURY COLORADO SPRINGS CORP	081-02-41736	02-41736	189,180
CENTURY COLORADO SPRINGS PARTNERSHIP	081-02-41774	02-41774	3,872,945
CENTURY COMMUNICATIONS CORPORATION	081-02-12834	02-12834	1,480,933
CENTURY CULLMAN CORP	081-02-41888	02-41888	350,517
CENTURY ENTERPRISE CABLE CORP	081-02-41890	02-41890	232,392
CENTURY EXCHANGE, LLC	081-02-41744	02-41744	--
CENTURY FEDERAL, INC	081-02-41747	02-41747	--
CENTURY GRANITE CABLE TELEVISION CORP	081-02-41779	02-41779	--
CENTURY HUNTINGTON COMPANY	081-02-41885	02-41885	1,682,480
CENTURY INDIANA CORP	081-02-41768	02-41768	--
CENTURY INVESTMENT HOLDING CORP	081-02-41740	02-41740	--
CENTURY INVESTORS, INC	081-02-41733	02-41733	--
CENTURY ISLAND ASSOCIATES, INC	081-02-41771	02-41771	30,155
CENTURY ISLAND CABLE TELEVISION CORP	081-02-41772	02-41772	--
CENTURY KANSAS CABLE TELEVISION CORP	081-02-41884	02-41884	157,025
CENTURY LYKENS CABLE CORP	081-02-41883	02-41883	128,391
CENTURY MENDOCINO CABLE TELEVISION, INC	081-02-41780	02-41780	385,457
CENTURY MISSISSIPPI CORP	081-02-41882	02-41882	393,296
CENTURY MOUNTAIN CORP	081-02-41797	02-41797	130,092
CENTURY NEW MEXICO CABLE TELEVISION CORP	081-02-41784	02-41784	--
CENTURY NORWICH CORP	081-02-41881	02-41881	1,103,808
CENTURY OHIO CABLE TELEVISION CORP	081-02-41811	02-41811	514,386
CENTURY OREGON CABLE CORP	081-02-41739	02-41739	--
CENTURY PACIFIC CABLE TV INC	081-02-41746	02-41746	--
CENTURY PROGRAMMING, INC	081-02-41732	02-41732	--
CENTURY REALTY CORP	081-02-41813	02-41813	--
CENTURY SHASTA CABLE TELEVISION CORP	081-02-41880	02-41880	--
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP	081-02-41770	02-41770	--
CENTURY TRINIDAD CABLE TELEVISION CORP	081-02-41790	02-41790	87,516
CENTURY VIRGINIA CORP	081-02-41796	02-41796	340,062
CENTURY VOICE AND DATA COMMUNICATIONS, INC	081-02-41737	02-41737	--
CENTURY WARRICK CABLE CORP	081-02-41763	02-41763	--
CENTURY WASHINGTON CABLE TELEVISION, INC	081-02-41878	02-41878	--
CENTURY WYOMING CABLE TELEVISION CORP	081-02-41789	02-41789	71,438
CENTURY-TCI CALIFORNIA COMMUNICATIONS, LP	081-02-41743	02-41743	145

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended December 31, 2002

Page 4 of 6
LEGAL ENTITY	Account Number	Case Number	Disbursements

CENTURY-TCI CALIFORNIA, LP	081-02-41741	02-41741	34,940,942
CENTURY-TCI HOLDINGS, LLC	081-02-41742	02-41742	--
CHELSEA COMMUNICATIONS, INC	081-02-41923	02-41923	--
CHELSEA COMMUNICATIONS, LLC	081-02-41924	02-41924	6,607,461
CHESTNUT STREET SERVICES, LLC	081-02-41842	02-41842	--
CLEAR CABLEVISION, INC	081-02-41756	02-41756	--
CMA CABLEVISION ASSOCIATES VII, LP	081-02-41808	02-41808	--
CMA CABLEVISION ASSOCIATES XI, LP	081-02-41807	02-41807	--
CORAL SECURITY, INC	081-02-41895	02-41895	--
COWLITZ CABLEVISION, INC	081-02-41877	02-41877	496,270
CP-MDU I LLC	081-02-41940	02-41940	--
CP-MDU II LLC	081-02-41941	02-41941	--
E & E CABLE SERVICE, INC	081-02-41785	02-41785	--
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC	081-02-41799	02-41799	--
EASTERN VIRGINIA CABLEVISION, LP	081-02-41800	02-41800	351,729
EMPIRE SPORTS NETWORK, LP	081-02-41844	02-41844	966,443
FAE CABLE MANAGEMENT CORP	081-02-41734	02-41734	--
FOP INDIANA, LP	081-02-41816	02-41816	140,249
FRONTIERVISION ACCESS PARTNERS, LLC	081-02-41819	02-41819	1,662,276
FRONTIERVISION CABLE NEW ENGLAND , INC	081-02-41822	02-41822	780,705
FRONTIERVISION CAPITAL CORPORATION	081-02-41820	02-41820	--
FRONTIERVISION HOLDINGS CAPITAL CORPORATION	081-02-41824	02-41824	--
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION	081-02-41823	02-41823	--
FRONTIERVISION HOLDINGS, LLC	081-02-41827	02-41827	--
FRONTIERVISION HOLDINGS, LP	081-02-41826	02-41826	--
FRONTIERVISION OPERATING PARTNERS, LLC	081-02-41825	02-41825	--
FRONTIERVISION OPERATING PARTNERS, LP	081-02-41821	02-41821	21,191,822
FRONTIERVISION PARTNERS, LP	081-02-41828	02-41828	--
FT MYERS CABLEVISION, LLC	081-02-41948	02-41948	--
FT. MYERS ACQUISITION LIMITED PARTNERSHIP	081-02-41949	02-41949	--
GENESIS CABLE COMMUNICATIONS SUBSIDIARY, LLC	081-02-41903	02-41903	--
GLOBAL ACQUISITION PARTNERS, LP	081-02-41933	02-41933	992,658
GLOBAL CABLEVISION II, LLC	081-02-41934	02-41934	--
GRAFTON CABLE COMPANY	081-02-41788	02-41788	--
GS CABLE, LLC	081-02-41907	02-41907	1,716,071
GS TELECOMMUNICATIONS LLC	081-02-41906	02-41906	--
HARRON CABLEVISION OF NEW HAMPSHIRE, INC	081-02-41750	02-41750	2,607,069

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended December 31, 2002

			Page 5 of 6
LEGAL ENTITY	Account Number	Case Number	Disbursements

HUNTINGTON CATV, INC	081-02-41765	02-41765	--
IMPERIAL VALLEY CABLEVISION, INC	081-02-41876	02-41876	563,693
KALAMAZOO COUNTY CABLEVISION, INC	081-02-41922	02-41922	--
KEY BISCAYNE CABLEVISION	081-02-41898	02-41898	94,100
KOOTENAI CABLE, INC	081-02-41875	02-41875	850,350
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION	081-02-41911	02-41911	201,030
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP	081-02-41931	02-41931	--
LOUISA CABLEVISION, INC	081-02-41760	02-41760	32,675
MANCHESTER CABLEVISION, INC	081-02-41758	02-41758	--
MARTHA'S VINEYARD CABLEVISION, LP	081-02-41805	02-41805	260,566
MERCURY COMMUNICATIONS, INC	081-02-41840	02-41840	57,219
MICKELSON MEDIA OF FLORIDA, INC	081-02-41874	02-41874	246,445
MICKELSON MEDIA, INC	081-02-41782	02-41782	133,827
MONTGOMERY CABLEVISION, INC	081-02-41848	02-41848	--
MONUMENT COLORADO CABLEVISION, INC	081-02-41932	02-41932	133,236
MOUNTAIN CABLE COMMUNICATIONS CORPORATION	081-02-41916	02-41916	--
MOUNTAIN CABLE COMPANY, LP	081-02-41909	02-41909	3,555,693
MT. LEBANON CABLEVISION, INC	081-02-41920	02-41920	--
MULTI-CHANNEL TV CABLE COMPANY	081-02-41921	02-41921	421,554
NATIONAL CABLE ACQUISITION ASSOCIATES, LP	081-02-41952	02-41952	1,826,316
OLYMPUS CABLE HOLDINGS, LLC	081-02-41925	02-41925	1,109,316
OLYMPUS CAPITAL CORPORATION	081-02-41930	02-41930	--
OLYMPUS COMMUNICATIONS HOLDINGS, LLC	081-02-41953	02-41953	--
OLYMPUS COMMUNICATIONS, LP	081-02-41954	02-41954	7,279
OLYMPUS SUBSIDIARY, LLC	081-02-41928	02-41928	--
OWENSBORO INDIANA, LP	081-02-41773	02-41773	--
OWENSBORO ON THE AIR, INC	081-02-41777	02-41777	--
OWENSBORO-BRUNSWICK, INC	081-02-41730	02-41730	2,538,295
PAGE TIME, INC	081-02-41839	02-41839	183,073
PARAGON CABLE TELEVISION, INC	081-02-41778	02-41778	--
PARAGON CABLEVISION CONSTRUCTION CORPORATION	081-02-41775	02-41775	--
PARAGON CABLEVISION MANAGEMENT CORPORATION	081-02-41776	02-41776	--
PARNASSOS COMMUNICATIONS, LP	081-02-41846	02-41846	188,194
PARNASSOS HOLDINGS, LLC	081-02-41845	02-41845	--
PARNASSOS, LP	081-02-41843	02-41843	14,039,733
PERICLES COMMUNICATIONS CORPORATION	081-02-41919	02-41919	--
PULLMAN TV CABLE CO., INC	081-02-41873	02-41873	422,946
RENTAVISION OF BRUNSWICK, INC	081-02-41872	02-41872	172,885
RICHMOND CABLE TELEVISION CORPORATION	081-02-41912	02-41912	92,265
RIGPAL COMMUNICATIONS, INC	081-02-41917	02-41917	--

ADELPHIA COMMUNICATIONS CORPORATION, et al.
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI

Court Reporting schedules for Cash Disbursements
for the Month Ended December 31, 2002

			Page 6 of 6
LEGAL ENTITY	Account Number	Case Number	Disbursements

ROBINSON/PLUM CABLEVISION, LP	081-02-41927	02-41927	378,327
S/T CABLE CORPORATION	081-02-41791	02-41791	--
SABRES, INC	081-02-41838	02-41838	--
SCRANTON CABLEVISION, INC	081-02-41761	02-41761	1,369,582
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC	081-02-41767	02-41767	--
SOUTHEAST FLORIDA CABLE, INC	081-02-41900	02-41900	7,981,648
SOUTHWEST COLORADO CABLE INC	081-02-41769	02-41769	142,555
SOUTHWEST VIRGINIA CABLE, INC	081-02-41833	02-41833	722,198
STAR CABLE INC	081-02-41787	02-41787	--
STARPOINT, LIMITED PARTNERSHIP	081-02-41897	02-41897	1,114,652
SVHH CABLE ACQUISITION, LP	081-02-41836	02-41836	800,996
SVHH HOLDINGS, LLC	081-02-41837	02-41837	--
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE	081-02-41798	02-41798	465,956
TELE-MEDIA COMPANY OF TRI-STATES, LP	081-02-41809	02-41809	148,396
TELE-MEDIA INVESTMENT PARTNERSHIP, LP	081-02-41951	02-41951	653,703
TELESAT ACQUISITION LIMITED PARTNERSHIP	081-02-41929	02-41929	--
TELESAT ACQUISITION, LLC	081-02-41871	02-41871	1,967,743
THE GOLF CLUB AT WENDING CREEK FARMS, LLC	081-02-41841	02-41841	1,250
THE MAIN INTERNETWORKS, INC	081-02-41818	02-41818	2,573
THE WESTOVER TV CABLE CO., INC	081-02-41786	02-41786	15
THREE RIVERS CABLE ASSOCIATES, LP	081-02-41910	02-41910	874,990
TIMOTHEOS COMMUNICATIONS, LP	081-02-41901	02-41901	--
TMC HOLDINGS CORPORATION	081-02-41803	02-41803	--
TMC HOLDINGS, LLC	081-02-41802	02-41802	--
TRI-STATES, LLC	081-02-41810	02-41810	--
UCA LLC	081-02-41834	02-41834	5,561,454
UPPER ST. CLAIR CABLEVISION INC	081-02-41918	02-41918	--
US TELE-MEDIA INVESTMENT COMPANY	081-02-41835	02-41835	--
VALLEY VIDEO, INC	081-02-41870	02-41870	113,536
VAN BUREN COUNTY CABLEVISION, INC	081-02-41832	02-41832	136,160
WARRICK CABLEVISION, INC	081-02-41866	02-41866	--
WARRICK INDIANA, LP	081-02-41865	02-41865	158,071
WELLSVILLE CABLEVISION, LLC	081-02-41806	02-41806	259,058
WEST BOCA ACQUISITION LIMITED PARTNERSHIP	081-02-41899	02-41899	1,010,145
WESTERN NY CABLEVSION, LP	081-02-41847	02-41847	--
WESTVIEW SECURITY, INC	081-02-41896	02-41896	--
WILDERNESS CABLE COMPANY	081-02-41869	02-41869	257,214
YOUNG'S CABLE TV CORP	081-02-41915	02-41915	188,176
YUMA CABLEVISION, INC	081-02-41868	02-41868	783,177
			$265,060,383

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VII Court Reporting schedules for Insurance Coverage			Page 1 of 2
Coverage **	Company	Policy No.	Term

Property & Inland Marine: All Risk	Royal Indemnity Company	RHD315165	05/16/00 - 05/16/03
Property Including Antennas,
Microwave Dishes, Earth Stations, and
Receiving Dishes

Boiler & Machinery Inspection	C N A	#BM1098496299	05/16/02 - 05/16/03
Contract

Difference in Conditions	Essex Insurance Company	MSP 6409	05/16/02 - 05/16/03
	Underwriters @ Lloyds	LLX40298	05/16/02 - 05/16/03
thru Western Re/Managers

Transmission Lines/Business	United Assurance Co	TD051600	05/16/00 - 05/16/03
Interruption

Commercial General Liability	Royal Insurance Co.	P2TS465832	05/16/02 - 05/16/03

Commercial Automobile	Royal Insurance Co.	P2TS465831 Liability	05/16/02 - 05/16/03
(all states except Texas)
P2TS465834 Texas Liability
P2TS465833 Physical Damage

Worker's Compensation	Royal Indemnity Co	P2AO 003261 all states except	05/16/02-05/16/03
California & monopolistic states
California	State Compensation Insurance Fund	1695463-02	05/16/02-05/16/03

ACC Operations Inc (OH)	Ohio Bureau of Workers Compensation	1328524	Ongoing*

Washington State	WA Department of Labor & Industry	083 004 452	10/1/99 - Ongoing*

West Virginia	West Virginia Workers' Compensation	20104948 101	10/1/99 - Ongoing*

Wyoming	Wyoming Department of Employment	366575	10/1/99 - Ongoing*

ADELPHIA COMMUNICATIONS CORPORATION, et al. (DEBTORS-IN-POSSESSION) BANKRUPTCY COURT REPORTING SCHEDULES Schedule VII Court Reporting schedules for Insurance Coverage			Page 2 of 2
Coverage **	Company	Policy No.	Term

Aircraft Policy	United States Aircraft Insurance	360AC625118	11/23/02 - 11/23/03

Umbrella Excess Liability	Liberty Mutual	TH1641004429-012	05/16/02 - 05/16/03
Excess Liability	Federal Insurance Co	79808108	05/16/02 - 05/16/03

Executive Protection	Federal Insurance	81516188	12/19/01 - 12/19/04
(Kidnap/Ransom & Extortion)

International Package	Great Northern Insurance Co.	73223119	05/16/02 - 05/16/03

Employee Dishonesty - ERISA	Hanover Insurance Co	BDR1680832	05/16/00 - 05/16/03

New York Disability	National Benefit Life	89100184825	01/01/02 - Ongoing*

Pollution Liability	Federal Insurance	37251845	01/01/03 - 01/01/04
		37251846	01/01/03 - 01/01/04

Directors & Officers Liability	AEGIS (Associated Electric & Gas	D0999A1A00	12/31/00 - 12/31/03
Insurance Services Limited)

Excess Directors & Officers	Federal Insurance Company	8181-10-37	12/31/00 - 12/31/03
Liability
	Greenwich Insurance Company	ELU 82137-00	12/31/00 - 12/31/03

Media Liability	Illinois Union Insurance Company	EONG21640104001	10/28/02 - 10/28/03

Commercial General Liability	Scottsdale Insurance Co.	BCS0002136	09/26/01 - 03/26/03

* Ongoing means until the policy is cancelled by Adelphia or carrier

** The named insured is Adelphia Communications Corporation et al for all of the coverage except for Employee Dishonesty — ERISA whose named insured is Adelphia Communications Corporation Health Benefit Plan and Adelphia Communications Corporation Savings and Retirement Plan.